Contents

<Click Here> Letter from the Fund's President

Money Market Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Bond Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Balanced Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Growth and Income Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Capital Growth Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

21st Century Growth Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Global Discovery Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

International Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Health Sciences Portfolio

<Click Here> Portfolio Management Discussion

<Click Here> Performance Update

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholders,

The past two years have been exceptionally challenging for equity investors. When stock prices first began to slide in early 2000, many investors expected the powerful bull market that characterized most of the 1990s to quickly regain its strength and again carry equities to new highs. However, the combination of slower economic growth, weaker corporate earnings, and the tragic events of September 11 took a toll on stock prices. Although stocks staged an impressive rally during the fourth quarter, the U.S. equity market finished 2001 with a loss for the second year in a row, something that last happened in 1974. Overseas stocks also produced a poor performance.

Meanwhile, bonds experienced a strong year in 2001. Treasury issues were boosted by the prospects of slower economic growth, as rising unemployment, falling consumer confidence, and reduced capital spending by U.S. corporations prompted the Federal Reserve to cut interest rates eleven times during the course of the year. In the corporate sector, some individual issues were hurt by credit concerns, but overall the sector produced a steady return.

Among the lessons the stock market correction (and concurrent rally in bonds) has taught us is that diversification remains very important, particularly in periods of market turmoil. For this reason, we encourage you to remain focused on the importance of holding a wide range of asset classes in your portfolio, even at the times when one or more of your investments may be losing value.

We also encourage investors to remain focused on the long term despite the day-to-day fluctuations of the stock market. While we expect that the unusual volatility of the past two years will remain with us for some time to come, we believe the outlook for the year ahead is positive. Economic downturns are never welcome, of course, but they can lead to a reduction of the excesses that are built up during a boom. Individuals and businesses are likely to react to a weaker economy by rapidly correcting the imbalances that have built up over the past several years. While this may hurt in the short term, it should brighten the medium- to longer-term outlook. We believe Americans will quickly put their houses in order, setting the stage for another expansion in late 2002. In conjunction with lower interest rates, we expect this will support improved stock market performance in the year ahead.

Thank you for your continued investment in Scudder Variable Series I.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Variable Series I

Portfolio Management Discussion December 31, 2001

Money Market Portfolio

Dear Shareholders,

The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during its most recent fiscal year ended December 31, 2001. The portfolio's 30-day net annualized yield was 1.88 percent as of December 31. For the 12-month period ended December 31, 2001, the portfolio posted a 3.88 percent total return. This performance surpassed the 3.72 percent average return for funds in the Variable Life Money Market category for the same period, according to Lipper, Inc. Among its peers, the portfolio ranked in the top third of 115 funds in its Lipper category for total return performance during the 12-month period of this report.

On December 11, the Fed reduced interest rates one quarter of a percentage point, dropping the Fed Funds Rate to 1.75 percent, its lowest level in 40 years. This was the 11th time the Fed lowered interest rates during 2001. These actions did not prevent the U.S. economy from slipping into recession but may have prevented a more drastic economic downturn. Coinciding with the Fed's unprecedented series of actions, interest rates for money market securities declined dramatically during 2001. It's likely that money market interest rates will remain at or near current levels until late in the second quarter of 2002. We believe that increases in money market rates will not need to wait for the Fed to raise short-term interest rates, however. As witnessed briefly during 2001, the market should only need to reach a consensus that the Fed has finished the current round of reductions before it raises interest rates on its own.

In managing the portfolio, we focus on maintaining average maturity within a target range (currently 40 to 60 days) and in selecting securities that we believe will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of its attractive value and high relative yields. In addition, in the current economic environment, credit quality remains paramount due to concerns that U.S. companies are not delivering sufficient earnings at present.

Over the coming months we will periodically reassess our outlook on the economy in light of actions by the Federal Reserve and adjust our strategy accordingly. Going forward, we will look for attractive opportunities as they arise, seek to maintain a high yield and be vigilant in terms of the credit quality of the portfolio as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Sincerely,
Your Portfolio Management Team

/s/ Frank J. Rachwalski, Jr.
Frank J. Rachwalski, Jr.
Lead Portfolio Manager

/s/ Geoffrey A. Gibbs
Geoffrey A. Gibbs
Portfolio Manager

/s/ Jerri I. Cohen
Jerri I. Cohen
Portfolio Manager

Investment Portfolio as of December 31, 2001

Money Market Portfolio

	Principal Amount ($)	Value ($)
Commercial Paper 87.7%
American Honda Finance Corp., 2.13%%*, 8/23/2002	4,000,000	3,999,744
Amsterdam Funding Corp., 1.77%**, 3/14/2002	5,000,000	4,982,300
Atlantis One Funding Corp., 2.15%**, 2/13/2002	5,000,000	4,987,160
Bavaria Universal Funding, 2.023%*, 4/10/2002	5,000,000	4,999,980
Black Forest Funding Corp., 2.1%**, 1/11/2002	3,000,000	2,998,250
Caterpillar Financial Services Corp., 2.531%*, 7/9/2002	2,864,000	2,864,000
Clipper Receivables Corp., 1.84%**, 1/14/2002	5,000,000	4,996,678
Commerzbank U.S. Finance, Inc., 2.57%**, 3/20/2002	5,000,000	4,972,158
Delaware Funding Corp., 1.84%**, 1/8/2002	5,000,000	4,998,211
Falcon Asset Securitization Corp., 1.93%**, 1/23/2002	5,000,000	4,994,103
FCAR Owner Trust I, Inc., 3.33%**, 3/6/2002	5,000,000	4,970,400
Four Winds Funding Corp., 2.31%**, 1/15/2002	5,000,000	4,995,508
Galaxy Funding, Inc., 2.54%**, 1/25/2002	5,000,000	4,991,533
Giro Multi-Funding Corp., 1.78%**, 2/12/2002	5,000,000	4,989,617
Household Finance Corp., 2.01%*, 12/20/2002	5,000,000	4,997,582
Jupiter Securitization Corp., 1.85%**, 1/14/2002	5,000,000	4,996,660
K2 (U.S.A.) LLC, 3.68%**, 2/12/2002	5,000,000	4,978,533
Nordea North America, Inc., 2.08%**, 2/26/2002	5,000,000	4,983,822
Northern Rock PLC, 1.76%**, 3/15/2002	5,000,000	4,982,156
Quincy Capital Corp., 1.88%**, 2/7/2002	5,000,000	4,990,339
Sheffield Receivables Corp., 2.54%**, 1/10/2002	5,000,000	4,996,825
Sigma Finance, 2.08%**, 7/11/2002	5,000,000	4,944,822
Stellar Funding Group, Inc., 2.1%**, 1/22/2002	3,395,000	3,390,841
Superior Funding Capital Corp., 2.08%**, 1/28/2002	3,000,000	2,995,320
Swedish National Housing Finance Corp., 1.93%**, 2/1/2002	5,000,000	4,991,691
Total Commercial Paper (Cost $115,988,233)		115,988,233

Certificates of Deposit 3.8%
American Express Centurion Bank, 2.081%*, 11/6/2002 (Cost $5,000,000)	5,000,000	5,000,000

Repurchase Agreements (b) 8.5%
J.P. Morgan Chase & Co., 1.82%, to be repurchased at $10,001,011 on 1/2/2002	10,000,000	10,000,000
State Street Bank and Trust Company, 1.62%, to be repurchased at $1,269,114 on 1/2/2002	1,269,000	1,269,000
Total Repurchase Agreements (Cost $11,269,000)		11,269,000
Total Investment Portfolio - 100.0% (Cost $132,257,233) (a)		132,257,233

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 2001.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes is $132,257,233.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

At December 31, 2001, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $7,200 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2005 ($800), December 31, 2008 ($3,000) and December 31, 2009 ($3,400), the respective expiration dates, whichever comes first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $132,257,233)	$ 132,257,233
Cash	46
Interest receivable	43,194
Receivable for Portfolio shares sold	6,913,634
Total assets	139,214,107
Liabilities
Dividends payable	2,090
Payable for Portfolio shares redeemed	18,252
Accrued management fee	41,596
Other accrued expenses and payables	42,293
Total liabilities	104,231
Net assets, at value	$ 139,109,876
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	(7,151)
Paid-in capital	139,117,027
Net assets, at value	$ 139,109,876
Net Asset Value, offering and redemption price per share ($139,109,876 / 139,105,642 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 5,414,563
Expenses: Management fee	475,038
Custodian fees	9,796
Accounting fees	31,500
Auditing	16,925
Legal	12,144
Trustees' fees and expenses	11,032
Reports to shareholders	13,425
Registration fees	3,569
Other	11,470
Total expenses, before expense reductions	584,899
Expense reductions	(4,558)
Total expenses, after expense reductions	580,341
Net investment income (loss)	4,834,222
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,896)
Net gain (loss) on investment transactions	(2,896)
Net increase (decrease) in net assets resulting from operations	$ 4,831,326

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 4,834,222	$ 8,651,659
Net realized gain (loss)	(2,896)	-
Net increase (decrease) in net assets resulting from operations	4,831,326	8,651,659
Distributions to shareholders from net investment income	(4,834,222)	(8,651,659)
Portfolio share transactions: Proceeds from shares sold	1,140,826,516	908,360,240
Net asset value of shares issued to shareholders in reinvestment of distributions	4,834,222	8,651,659
Cost of shares redeemed	(1,127,200,385)	(975,320,508)
Net increase (decrease) in net assets from Fund share transactions	18,460,353	(58,308,609)
Increase (decrease) in net assets	18,457,457	(58,308,609)
Net assets at beginning of period	120,652,419	178,961,028
Net assets at end of period	$ 139,109,876	$ 120,652,419
Other Information
Shares outstanding at beginning of period	120,652,419	178,961,028
Shares sold	1,140,819,926	908,360,240
Shares issued to shareholders in reinvestment of distributions	4,834,222	8,651,659
Shares redeemed	(1,127,200,925)	(975,320,508)
Net increase (decrease) in Portfolio shares	18,453,223	(58,308,609)
Shares outstanding at end of period	139,105,642	120,652,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.038	.060	.049	.052	.051
Less distributions from: Net investment income	(.038)	(.060)	(.049)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	3.88	6.21	4.99	5.29	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	121	179	148	103
Ratio of expenses before expense reductions (%)	.46[a]	.46	.43	.44	.46
Ratio of expenses after expense reductions (%)	.45[a]	.46	.43	.44	.46
Ratio of net investment income (loss) (%)	3.77	6.00	4.90	5.17	5.15

a The ratios of expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .45% and .45%.

Portfolio Management Discussion December 31, 2001

Bond Portfolio

Dear Shareholders,

The bond market experienced a strong year in 2001 at the same time that other asset classes - such as money market funds and many sectors within the stock market - produced unattractive returns. Treasury issues were boosted by the prospects of slower economic growth, as rising unemployment, falling consumer confidence, and reduced capital spending by U.S. corporations prompted the Federal Reserve to cut interest rates from 6.5 percent at the beginning of the year to 1.75 percent at its close. The sector was also helped by the U.S. Treasury's announcement in October that it would cease issuing 30-year bonds. However, the belief that a pickup in the economy in 2002 could prompt the Fed to begin raising interest rates caused Treasury yields to soar in the final two months of the year. In the corporate sector, some individual issues were hurt by credit concerns, but overall the sector produced a solid return over the full year.

In this environment, the portfolio produced a total return of 5.75 percent over the 12-month period ended December 31, 2001, compared with a return of 8.44 percent for its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. The primary reason for the portfolio's underperformance over the full year was its position in bonds issued by McLeod USA, a telecommunications company whose financial difficulties pushed the price of its bonds into the 20s by year-end. Outside of McLeod, however, we avoided significant credit problems during a year in which "blow-ups" among individual issues were plentiful. Overall, the portfolio's position in corporates is well-diversified across many industries, and is spread among a wide variety of individual securities. We believe this high level of diversification will enable us to better manage the portfolio's risk over time.

Performance was also helped by the portfolio's position in asset-backed securities and government agency notes, both of which provided attractive yields without adding to the portfolio's credit risk. We believe these sectors continue to offer a constructive balance of risk and return.

The portfolio's duration (interest rate sensitivity) stood at 5.4 years on December 31, which is higher than normal. This was a result of our decision to increase duration in late September. While this move initially helped performance when Treasuries rallied in October, it ultimately proved to be a negative when yields soared in the final two months of the year.

Looking ahead, we believe that longer-term bonds should perform well in an environment of moderate growth and low inflation, while shorter-term bonds should be less attractive on a relative basis. For that reason, we intend to keep the portfolio's duration on the long side. However, we are ready to reduce duration should this position begin to work against the portfolio in the early part of 2002. We will also be looking for opportunities to take advantage of any price weakness in corporates by adding marginally to the portfolio's position in the sector.

Sincerely,
Your Portfolio Management Team

/s/ Robert S. Cessine
Robert S. Cessine
Lead Portfolio Manager

/s/ Richard Scargill
Richard Scargill
Portfolio Manager

Performance Update December 31, 2001

Bond Portfolio

Growth of an Assumed $10,000 Investment
-- Bond Portfolio - Class A -- LBAB Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	10-Year
Bond Portfolio - Class A	Growth of $10,000	$10,575	$11,580	$13,464	$18,730
	Average annual total return	5.75%	5.01%	6.13%	6.48%
LBAB Index	Growth of $10,000	$10,844	$12,006	$14,308	$20,104
	Average annual total return	8.44%	6.28%	7.43%	7.23%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

Quality	12/31/01	12/31/00

U.S. Government & Agencies	49%	49%
AAA*	12%	7%
AA	-	4%
A	14%	20%
BBB	22%	12%
BB	2%	6%
B	1%	2%
	100%	100%

Average Quality: A and AA, respectively.
* Category includes cash equivalents
Effective Maturity	12/31/01	12/31/00

Less than 1 year	8%	2%
1 < 5 years	34%	34%
5 < 8 years	18%	16%
8 < 15 years	27%	43%
15 years or greater	13%	5%
	100%	100%

Weighted average effective maturity: 8.7 years and 7.9 years, respectively.

Quality and diversification are subject to change.

Diversification	12/31/01	12/31/00

Corporate Bonds	37%	43%
U.S. Treasury Obligations	30%	30%
Federal National Mortgage Association	13%	12%
Cash Equivalents	10%	1%
Government National Mortgage Association	5%	6%
Foreign Bonds - U.S.$ Denominated	3%	4%
Asset-Backed Securities	2%	4%
	100%	100%

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

Bond Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 37.3%
Communications 5.1%
AT&T Corp., 7.3%, 11/15/2011	1,450,000	1,489,977
Citizens Communications Co., 7.625%, 8/15/2008	1,550,000	1,585,075
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	500,000	55,000
McLeod USA, Inc., 11.375%, 1/1/2009*	550,000	123,750
Nextel Communications, Inc.:
9.375%, 11/15/2009	600,000	474,000
9.5%, 2/1/2011	525,000	409,500
Qwest Capital Funding, 7.9%, 8/15/2010	1,750,000	1,782,655
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,875,000	1,866,409
Worldcom, Inc., 8.25%, 5/15/2031	1,750,000	1,845,253
		9,631,619
Construction 0.9%
Weyerhaeuser Co., 5.95%, 11/1/2008	1,800,000	1,727,514
Consumer Discretionary 3.1%
Federated Department Stores, Inc., 6.625%, 4/1/2011	1,625,000	1,596,806
Gap, Inc., 8.8%, 12/15/2008	275,000	240,620
Georgia-Pacific Corp., 8.125%, 5/15/2011	1,550,000	1,518,706
Park Place Entertainment, Inc., 8.5%, 11/15/2006	300,000	311,761
Toys 'R' Us, 7.625%, 8/1/2011	1,625,000	1,588,145
Wal-Mart Stores, Inc., 7.55%, 2/15/2030	575,000	663,861
		5,919,899
Consumer Staples 0.8%
Delhaize America, Inc., 8.125%, 4/15/2011	1,375,000	1,506,725
Durables 1.3%
International Paper Co., 8.125%, 7/8/2005	2,225,000	2,392,075
Energy 4.9%
Burlington Resources, Inc., 6.5%, 12/1/2011	625,000	609,763
Conoco Funding Co., 6.35%, 10/15/2011	1,050,000	1,063,535
Devon Financing Corp., 6.875%, 9/30/2011	900,000	877,158
Keyspan Corp.:
6.15%, 6/1/2006	450,000	461,588
7.625%, 11/15/2010	1,450,000	1,574,613
NiSource Finance Corp., 7.875%, 11/15/2010	925,000	956,644
Petroleum Geo-Services, 7.5%, 3/31/2007	900,000	851,760
Phillips Petroleum Co., 8.5%, 5/25/2005	800,000	880,712
Pioneer Natural Resources Co., 6.5%, 1/15/2008	525,000	484,313
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,475,000	1,552,792
		9,312,878
Financial 11.7%
BB&T Corp., 6.5%, 8/1/2011	450,000	455,049
Capital One Financial Corp., 6.875%, 2/1/2006	875,000	852,066
Citigroup, Inc., 7.25%, 10/1/2010	1,425,000	1,528,498
Countrywide Home Loans, 5.5%, 8/1/2006	1,200,000	1,196,988
EOP Operating LP, 7.0%, 7/15/2011	1,600,000	1,612,720
ERAC USA Finance Co., 7.35%, 6/15/2008	1,600,000	1,605,792
Federal National Mortgage Association:
5.25%, 6/15/2006	850,000	865,538
7.0%, 7/15/2005	900,000	975,654
Firststar Bank NA, 7.125%, 12/1/2009	500,000	528,815
FleetBoston Financial Corp., 7.25%, 9/15/2005	825,000	887,939
Ford Motor Credit Co., 7.25%, 10/25/2011	1,700,000	1,655,664
General Electric Capital Corp., 6.5%, 12/10/2007	1,000,000	1,074,400
General Motors Accecptance Corp., 8.0%, 11/1/2031	2,450,000	2,478,641
GS Escrow Corp., 7.0%, 8/1/2003	1,000,000	1,012,440
Household Finance Corp., 6.5%, 1/24/2006	900,000	925,281
PNC Funding Corp., 5.75%, 8/1/2006	1,625,000	1,655,631
Prudential Insurance Co., 6.375%, 7/23/2006	1,250,000	1,289,075
Wells Fargo & Co., 7.55%, 6/21/2010	1,350,000	1,478,723
		22,078,914
Manufacturing 1.7%
Dow Chemical Co., 7.0%, 8/15/2005	1,600,000	1,716,320
Tyco International Group SA, 6.375%, 10/15/2011	1,625,000	1,589,575
		3,305,895
Media 3.0%
Cablevision Systems Corp., 7.875%, 12/15/2007	1,000,000	1,030,411
Comcast Cable Communications, 7.125%, 6/15/2013	725,000	741,262
News America Holdings, Inc., 9.25%, 2/1/2013	300,000	344,718
News America, Inc., 7.25%, 5/18/2018	300,000	288,189
Time Warner, Inc., 9.125%, 1/15/2013	1,425,000	1,686,359
Viacom, Inc., 6.625%, 5/15/2011	1,625,000	1,651,829
		5,742,768
Utilities 4.8%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,058,554
American Electric Power, 6.125%, 5/15/2006	2,325,000	2,297,914
Cleveland Electric Illumination Co., 7.67%, 7/1/2004	1,850,000	1,970,676
Pacificorp, 6.9%, 11/15/2011	1,200,000	1,200,864
Progress Energy, Inc., 6.75%, 3/1/2006	2,400,000	2,494,320
		9,022,328
Total Corporate Bonds (Cost $70,487,097)		70,640,615

Foreign Bonds - U.S.$ Denominated 2.9%
Apache Corp., 7.75%, 12/15/2029	1,500,000	1,651,950
British Sky Broadcasting PLC, 6.875%, 2/23/2009	1,600,000	1,535,232
Province of Ontario, 5.5%, 10/1/2008	500,000	501,545
Province of Quebec, 7.0%, 1/30/2007	1,600,000	1,724,448
Total Foreign Bonds - U.S.$ Denominated (Cost $5,177,079)		5,413,175

Asset Backed 1.7%
Automobile Receivables 0.8%
Capital Auto Receivables Asset Trust, Series 2000-2 A3, 6.46%, 1/15/2004	425,000	433,530
Daimler Chrysler Auto Trust: Series 2000-D A3, 6.66%, 1/8/2005	450,000	466,523
"A3", Series 2000-C, 6.82%, 9/6/2004	550,000	569,778
		1,469,831
Credit Card Receivables 0.9%
Citibank Credit Card Issuance Trust "A1", Series 2000-A1, 6.9%, 10/17/2007	500,000	535,241
MBNA Master Credit Card Trust "A", Series 2000-I, 6.9%, 1/15/2008	1,150,000	1,230,445
		1,765,686
Total Asset Backed (Cost $3,072,800)		3,235,517

U.S. Treasury Obligations 30.0%
U.S. Treasury Bond:
5.25%, 2/15/2029	5,550,000	5,196,188
5.375%, 2/15/2031	11,775,000	11,603,909
U.S. Treasury Note:
3.5%, 11/15/2006	1,200,000	1,156,500
4.625%, 2/28/2003	1,000,000	1,026,870
4.625%, 5/15/2006	9,750,000	9,882,503
5.0%, 8/15/2011	16,630,000	16,577,948
5.625%, 11/30/2002	3,775,000	3,898,292
5.75%, 11/15/2005	5,000,000	5,280,450
6.25%, 2/15/2003	2,100,000	2,192,862
Total U.S. Treasury Obligations (Cost $58,644,425)		56,815,522

Federal National Mortgage Association 13.4%
Federal National Mortgage Association:
6.0%, 1/1/2032 (c)	1,825,000	1,786,985
6.5% with various maturities until 11/1/2031	9,368,347	9,380,245
7.0% with various maturities until 1/1/2032 (c)	8,880,834	9,080,149
7.5% with various maturities until 8/1/2031	4,180,590	4,337,078
8.0%, 9/1/2015	473,329	495,244
Total Federal National Mortgage Association (Cost $24,863,123)		25,079,701

Government National Mortgage Association 4.9%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	2,890,104	2,899,356
7.0% with various maturities until 12/15/2029	4,762,626	4,874,379
7.5%, 12/20/2030	1,531,795	1,580,935
Total Government National Mortgage Association (Cost $9,247,184)		9,354,670
Cash Equivalents 9.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $18,596,004)	18,596,004	18,596,004
Total Investment Portfolio - 100.0% (Cost $190,087,712) (a)		189,135,204

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $190,303,698. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,168,494. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,415,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,583,550.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar roll.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions) aggregated $180,538,886 and $137,989,940, respectively. Purchases and sales of direct U.S. Government obligations aggregated $135,092,363 and $105,561,813, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $34,402,703 and $34,512,742, respectively.

At December 31, 2001, the Bond Portfolio had a net tax basis capital loss carryforward of approximately $3,776,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008, the expiration date.

From November 1, 2001 through December 31, 2001, the Bond Portfolio incurred approximately $107,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $190,087,712)	$ 189,135,204
Cash	10,000
Interest receivable	2,383,904
Receivable for Portfolio shares sold	156,066
Total assets	191,685,174
Liabilities
Payable for investments purchased	31,903
Payable for investments purchased - mortgage dollar rolls	9,361,570
Payable for Portfolio shares redeemed	291,277
Accrued management fee	73,775
Other accrued expenses and payables	64,778
Total liabilities	9,823,303
Net assets, at value	$ 181,861,871
Net Assets
Net assets consist of: Undistributed net investment income	8,354,473
Net unrealized appreciation (depreciation) on investments	(952,508)
Accumulated net realized gain (loss)	(4,107,411)
Paid-in capital	178,567,317
Net assets, at value	$ 181,861,871
Net Asset Value, offering and redemption price per share ($181,861,871 / 26,384,756 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 9,473,907
Expenses: Management fee	745,082
Custodian fees	10,671
Accounting fees	45,115
Auditing	20,933
Legal	8,156
Trustees' fees and expenses	20,144
Reports to shareholders	12,485
Registration fees	22,558
Other	16,544
Total expenses, before expense reductions	901,688
Expense reductions	(14,201)
Total expenses, after expense reductions	887,487
Net investment income	8,586,420
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,337,985
Futures	(871,631)
1,466,354
Net unrealized appreciation (depreciation) during the period on investments	(2,564,251)
Net gain (loss) on investment transactions	(1,097,897)
Net increase (decrease) in net assets resulting from operations	$ 7,488,523

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 8,586,420	$ 6,087,009
Net realized gain (loss) on investment transactions	1,466,354	(3,174,081)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,564,251)	6,396,842
Net increase (decrease) in net assets resulting from operations	7,488,523	9,309,770
Distributions to shareholders from: Net investment income	(6,205,341)	(4,869,457)
Portfolio share transactions: Proceeds from shares sold	131,921,598	25,609,516
Reinvestment of distributions	6,205,341	4,869,457
Cost of shares redeemed	(59,063,565)	(27,722,764)
Net increase (decrease) in net assets from Portfolio share transactions	79,063,374	2,756,209
Increase (decrease) in net assets	80,346,556	7,196,522
Net assets at beginning of period	101,515,315	94,318,793
Net assets at end of period (including undistributed net investment income of $8,354,473 and $6,083,433, respectively)	$ 181,861,871	$ 101,515,315
Other Information
Shares outstanding at beginning of period	14,962,336	14,528,870
Shares sold	19,085,028	3,913,365
Shares issued to shareholders in reinvestment of distributions	933,135	777,869
Shares redeemed	(8,595,743)	(4,257,768)
Net increase (decrease) in Portfolio shares	11,422,420	433,466
Shares outstanding at end of period	26,384,756	14,962,336

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Bond Portfolio

Years Ended December 31,	2001[d]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 6.78	$ 6.49	$ 6.88	$ 6.87	$ 6.73
Income (loss) from investment operations: Net investment income[a]	.38	.42	.42	.43	.44
Net realized and unrealized gain (loss) on investment transactions	.00[b]	.23	(.48)	.01	.15
Total from investment operations	.38	.65	(.06)	.44	.59
Less distributions from: Net investment income	(.27)	(.36)	(.22)	(.40)	(.43)
Net realized gains on investment transactions	-	-	(.11)	(.03)	(.02)
Total distributions	(.27)	(.36)	(.33)	(.43)	(.45)
Net asset value, end of period	$ 6.89	$ 6.78	$ 6.49	$ 6.88	$ 6.87
Total Return (%)	5.75	10.56	(.95)	6.57	9.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	102	94	106	81
Ratio of expenses before expense reductions (%)	.58[c]	.58	.57	.57	.62
Ratio of expenses after expense reductions (%)	.57[c]	.58	.57	.57	.62
Ratio of net investment income (loss) (%)	5.47	6.55	6.38	6.34	6.55
Portfolio turnover rate (%)	169[e]	288	86	115	56

a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and ..57%, respectively.
d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
e The portfolio turnover rate including mortgage dollar roll transactions was 193% for the year ended December 31, 2001.

Portfolio Management Discussion December 31, 2001

Balanced Portfolio

Dear Shareholders,

The economy ended its many years of expansion and entered a full-fledged recession in 2001, hurting corporate earnings and pressuring stock prices. The markets plummeted when the United States was attacked by terrorists in September, but by year-end it was clear that the U.S. economy and investment markets would remain resilient. While hopes for an economic recovery in 2002 sparked an impressive fourth quarter rally in stocks, the market nonetheless finished the year in the red. However, bonds generally performed very well.

Scudder Balanced Portfolio invests in both stocks and bonds, meaning that gains in the bond market tempered the portfolio's exposure to stock market volatility. For the 12 months ended December 31, 2001, the portfolio declined 6.06 percent. By comparison, the portfolio's blended benchmark lost 3.70 percent.1

The stock portion of the portfolio is composed of primarily "blue chips" - large, well-known, established companies with sound financial strength. The portfolio's fixed-income investments are diversified among U.S. government bonds - which have generally produced strong performance throughout 2001 - and high-grade corporate bonds, which we expect will perform well if the economy begins to exhibit signs of a recovery.

We actively monitor the portfolio's stock-to-bond ratio. The portfolio's allocation is based on our analysis of market and economic conditions. A "neutral" mix has typically been about 60 percent stocks and 40 percent bonds. This past summer we allowed the portfolio's cash position to build up and, as the equity market declined, the portfolio's stock-to-bond ratio shifted to about 50 percent stocks and 45 percent bonds. This defensive posturing was extremely helpful when the market plummeted in mid-September. We believe the precipitous declines resulting from the September 11 tragedy might have actually accelerated the stock market's descent and, therefore, its impending recovery, and we hope to see some economic improvement in the first half of 2002.

To take advantage of a potential recovery, we have increased the portfolio's stock exposure to about 60 percent of assets and have added cyclical stocks from a variety of industries. These new holdings are stocks of companies that produce goods for use in the industrial sector of the economy and that offer products or services consumers view as discretionary and, therefore, buy less of in a weak economy. Historically, these types of stocks have been the first to rebound when the economy begins to recover. We believe the portfolio is now well-positioned to take advantage of the environment we see unfolding in the year ahead.

Sincerely,
Your Portfolio Management Team

/s/ Robert S. Cessine
Robert S. Cessine
Lead Portfolio Manager- Bonds

/s/ Richard Scargill
Richard Scargill
Portfolio Manager- Bonds

/s/ Gary A. Langbaum
Gary A. Langbaum
Portfolio Manager - Equity

/s/ Tracy McCormick
Tracy McCormick
Portfolio Manager - Equity

1 The benchmark is a blend of the S&P 500 index (60%) and the Lehman Brothers Aggreggate Bond Index (40%).

Performance Update December 31, 2001

Balanced Portfolio

Growth of an Assumed $10,000 Investment
-- Balanced Portfolio - Class A -- S&P 500 Index - - - LBAB Index - - - - S&P 500 Index (60%) and LBAB Index (40%)

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	10-Year
Balanced Portfolio - Class A	Growth of $10,000	$9,394	$10,614	$16,240	$25,910
	Average annual total return	-6.06%	2.01%	10.18%	9.99%
S&P 500 Index	Growth of $10,000	$8,813	$9,696	$16,626	$33,760
	Average annual total return	-11.87%	-1.02%	10.70%	12.94%
LBAB Index	Growth of $10,000	$10,844	$12,006	$14,308	$20,104
	Average annual total return	8.44%	6.28%	7.43%	7.23%
S&P 500 Index (60%) and LBAB Index (40%)	Growth of $10,000	$9,630	$10,679	$15,973	$28,088
	Average annual total return	-3.70%	2.21%	9.82%	10.88%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10-year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 141.58% and 10.71%, respectively.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Balanced Portfolio

Equity Holdings
Sector Diversification	12/31/01	12/31/00

Technology	18%	18%
Health	17%	23%
Financial	16%	19%
Manufacturing	13%	5%
Consumer Discretionary	11%	6%
Consumer Staples	7%	8%
Energy	6%	7%
Media	4%	4%
Communications	3%	4%
Other	5%	6%
	100%	100%

Five Largest Equity Holdings (8.3% of Portfolio)
1. Microsoft Corp. Developer of computer software	1.8%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	1.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.6%
4. Citigroup, Inc. Provider of diversified financial services	1.6%
5. Johnson & Johnson Provider of health care products	1.6%

Fixed Income Holdings
Diversification	12/31/01	12/31/00

U.S. Treasury Obligations	48%	49%
Corporate Bonds	20%	13%
Federal National Mortgage Association	13%	14%
Cash Equivalents	11%	13%
Government National Mortgage Association	6%	6%
Asset-Backed Securities	2%	3%
Foreign Bonds - U.S.$ Denominated	-	2%
	100%	100%

Quality	12/31/01	12/31/00

U.S. Government & Agencies	68%	72%
AAA*	14%	7%
AA	1%	-
A	7%	8%
BBB	9%	4%
BB	1%	1%
NR	-	8%
	100%	100%

* Includes cash equivalents
Sector diversification, quality and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

Balanced Portfolio

	Shares	Value ($)
Common Stocks 60.1%
Communications 1.7%
Telephone/Communications
BellSouth Corp.	26,500	1,010,975
JDS Uniphase Corp.*	31,000	270,630
Verizon Communications, Inc.	35,900	1,703,814
		2,985,419
Consumer Discretionary 6.8%
Department & Chain Stores 5.4%
Federated Department Stores, Inc.*	19,500	797,550
Home Depot, Inc.	27,900	1,423,179
Kohl's Corp.*	16,200	1,141,128
Lowe's Companies, Inc.	23,900	1,109,199
Target Corp.	30,700	1,260,235
TJX Companies, Inc.	24,700	984,542
Wal-Mart Stores, Inc.	45,700	2,630,035
		9,345,868
Hotels & Casinos 0.5%
MGM Mirage, Inc.*	30,100	868,987
Recreational Products 0.5%
Harley-Davidson, Inc.	16,000	868,960
Specialty Retail 0.4%
Office Depot, Inc.*	35,000	648,900
Consumer Staples 3.9%
Food & Beverage 2.4%
Hershey Foods Corp.	9,400	636,380
Kraft Foods, Inc. "A"	48,200	1,640,246
PepsiCo, Inc.	40,560	1,974,866
		4,251,492
Package Goods / Cosmetics 1.5%
Colgate-Palmolive Co.	21,000	1,212,750
Procter & Gamble Co.	16,950	1,341,254
		2,554,004
Durables 0.3%
Aerospace
Lockheed Martin Corp.	12,300	574,041
Energy 3.6%
Oil & Gas Production 3.3%
BP PLC (ADR)	23,600	1,097,636
Burlington Resources, Inc.	13,500	506,790
Exxon Mobil Corp.	75,902	2,982,949
Royal Dutch Petroleum Co. (New York shares)	23,100	1,132,362
		5,719,737
Oilfield Services / Equipment 0.3%
Schlumberger Ltd.	10,500	576,975
Financial 9.8%
Banks 2.9%
Fifth Third Bancorp.	16,000	985,280
J.P. Morgan Chase & Co.	28,900	1,050,515
Mellon Financial Corp.	34,700	1,305,414
Wachovia Corp.	24,800	777,728
Wells Fargo & Co.	23,600	1,025,420
		5,144,357
Consumer Finance 2.8%
American Express Co.	32,200	1,149,218
Citigroup, Inc.	55,733	2,813,402
Household International, Inc.	15,700	909,658
		4,872,278
Insurance 3.2%
American International Group, Inc.	23,310	1,850,814
Hartford Financial Services Group, Inc.	23,400	1,470,222
Jefferson-Pilot Corp.	17,300	800,471
MetLife, Inc.	22,200	703,296
XL Capital Ltd. "A"	8,800	803,968
		5,628,771
Other Financial Companies 0.9%
Fannie Mae	8,100	643,950
Goldman Sachs Group, Inc.	9,000	834,750
		1,478,700
Health 10.5%
Biotechnology 1.4%
Amgen, Inc.*	13,800	778,872
Biogen, Inc.*	9,300	533,355
Genentech, Inc.*	9,300	504,525
MedImmune, Inc.*	12,300	570,105
		2,386,857
Health Industry Services 1.3%
Laboratory Corp. of America Holdings*	12,700	1,026,795
McKesson HBOC, Inc.	31,900	1,193,060
		2,219,855
Medical Supply & Specialty 1.4%
Medtronic, Inc.	21,900	1,121,499
Zimmer Holdings, Inc.*	43,400	1,325,436
		2,446,935
Pharmaceuticals 6.4%
Abbott Laboratories	36,400	2,029,295
American Home Products Corp.	25,100	1,540,136
Bristol-Myers Squibb Co.	13,800	703,800
Eli Lilly & Co.	9,500	746,130
Johnson & Johnson	46,616	2,755,006
Pfizer, Inc.	72,150	2,875,178
Pharmacia Corp.	12,000	511,800
		11,161,345
Manufacturing 8.0%
Chemicals 1.0%
Praxair, Inc.	31,300	1,729,325
Diversified Manufacturing 5.0%
Eaton Corp.	13,600	1,011,976
General Electric Co.	64,500	2,585,160
Illinois Tool Works, Inc.	25,100	1,699,772
Minnesota Mining & Manufacturing Co.	13,900	1,643,119
Tyco International Ltd.	31,100	1,831,790
		8,771,817
Industrial Specialty 0.9%
PPG Industries, Inc.	29,700	1,536,084
Machinery / Components / Controls 1.1%
Johnson Controls, Inc.	10,600	855,950
Parker-Hannifin Corp.	23,300	1,069,703
		1,925,653
Media 2.1%
Advertising 0.5%
Omnicom Group, Inc.	9,400	839,890
Broadcasting & Entertainment 1.1%
Cox Communications, Inc. "A"*	21,500	901,065
Viacom, Inc. "B"*	22,570	996,466
		1,897,531
Print Media 0.5%
Tribune Co.	26,600	995,638
Service Industries 1.2%
Miscellaneous Commercial Services
Convergys Corp.*	19,000	712,310
United Parcel Service, Inc. "B"	25,500	1,389,750
		2,102,060
Technology 11.1%
Computer Software 3.4%
Check Point Software Technologies Ltd.*	13,800	550,482
Microsoft Corp.*	48,600	3,220,722
Oracle Corp.*	73,300	1,012,273
PeopleSoft, Inc.*	27,200	1,093,440
		5,876,917
Diverse Electronic Products 0.5%
Teradyne, Inc.*	27,700	834,878
EDP Peripherals 0.4%
EMC Corp.*	47,000	631,680
Electronic Components / Distributors 0.9%
Cisco Systems, Inc.*	88,900	1,609,979
Electronic Data Processing 1.8%
International Business Machines Corp.	20,200	2,443,392
Sun Microsystems, Inc.*	60,500	747,175
		3,190,567
Precision Instruments 0.5%
Agilent Technologies, Inc.*	28,500	812,535
Semiconductors 3.6%
Altera Corp.*	24,700	524,134
Analog Devices, Inc.*	17,500	776,825
Intel Corp.	64,400	2,025,380
Linear Technology Corp.	25,100	979,904
Novellus Systems, Inc.*	16,500	650,925
Sanmina Corp.*	24,000	477,600
Texas Instruments, Inc.	32,900	921,200
		6,355,968
Transportation 1.1%
Railroads
Union Pacific Corp.	33,200	1,892,400
Total Common Stocks (Cost $92,252,743)		104,736,403

	Principal Amount ($)	Value ($)
Corporate Bonds 8.2%
Communications 0.4%
Qwest Communications International, Inc., 7.0%, 8/3/2009	350,000	336,315
Verizon Wireless, Inc., 5.375%, 12/15/2006	325,000	323,511
		659,826
Consumer Discretionary 0.5%
MGM Grand, Inc., 9.75%, 6/1/2007	300,000	314,250
Park Place Entertainment, Inc., 8.5%, 11/15/2006	200,000	207,841
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	350,000	375,256
		897,347
Consumer Staples 0.5%
Delhaize America, Inc., 8.125%, 4/15/2011	500,000	550,150
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	350,000	345,713
		895,863
Durables 0.2%
International Paper Co., 8.0%, 7/8/2003	350,000	372,607
Energy 1.6%
Burlington Resources, Inc., 6.5%, 12/1/2011	350,000	341,467
Conoco Funding Co., 6.35%, 10/15/2011	500,000	506,445
Devon Financing Corp., 6.875%, 9/30/2011	350,000	341,117
KeySpan Corp., 7.625%, 11/15/2010	375,000	407,228
Petroleum Geo-Services, 7.5%, 3/31/2007	450,000	425,880
Phillips Petroleum Co., 8.75%, 5/25/2010	350,000	407,400
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	350,000	368,459
		2,797,996
Financial 3.1%
Capital One Financial Corp., 6.875%, 2/1/2006	300,000	292,137
Citigroup, Inc., 7.25%, 10/1/2010	350,000	375,421
Countrywide Home Loans, 5.5%, 8/1/2006	500,000	498,745
Federal National Mortgage Association:
5.25%, 6/15/2006	625,000	636,425
7.0%, 7/15/2005	700,000	758,842
Firstar Bank NA, 7.125%, 12/1/2009	175,000	185,085
FleetBoston Financial Corp., 7.25%, 9/15/2005	325,000	349,794
Ford Motor Credit Co., 7.6%, 8/1/2005	350,000	360,031
General Electric Capital Corp., 6.5%, 12/10/2007	350,000	376,040
General Motors Acceptance Corp., 6.875%, 9/15/2011	500,000	489,025
PNC Funding Corp., 5.75%, 8/1/2006	350,000	356,598
Prudential Insurance Co., 6.375%, 7/23/2006	350,000	360,941
Wells Fargo & Co., 7.25%, 8/24/2005	350,000	376,443
		5,415,527
Manufacturing 0.5%
Dow Chemical Co., 7.0%, 8/15/2005	350,000	375,445
Tyco International Group SA, 6.375%, 10/15/2011	500,000	489,100
		864,545
Media 0.8%
Cablevision Systems Corp., 7.875%, 12/15/2007	500,000	515,206
Comcast Cable Communications, 7.125%, 6/15/2013	175,000	178,925
News America Holdings, Inc., 9.25%, 2/1/2013	175,000	201,086
Time Warner, Inc., 9.125%, 1/15/2013	350,000	414,194
		1,309,411
Utilities 0.6%
Alabama Power Co., 7.125%, 8/15/2004	250,000	264,640
Pacificorp, 6.9%, 11/15/2011	325,000	325,234
Progress Energy, Inc., 6.75%, 3/1/2006	500,000	519,650
		1,109,524
Total Corporate Bonds (Cost $13,908,980)		14,322,646

Asset Backed 0.8%
Automobile Receivables 0.2%
Daimler Chrysler Auto Trust "A3", Series 2000-C, 6.82%, 9/6/2004	425,000	440,283
Credit Card Receivables 0.6%
Citibank Credit Card Issuance Trust "A1", Series 2000-A1, 6.9%, 10/17/2007	375,000	401,431
MBNA Master Credit Card Trust "A", Series 2000-I, 6.9%, 1/15/2008	525,000	561,725
		963,156
Total Asset Backed (Cost $1,323,926)		1,403,439

U.S. Treasury Obligations 19.0%
U.S. Treasury Bond: 5.0%, 8/15/2011	1,230,000	1,226,150
5.375%, 2/15/2031	1,350,000	1,330,385
6.125%, 8/15/2029	1,425,000	1,508,277
6.25%, 5/15/2030	2,200,000	2,380,818
U.S. Treasury Note: 3.5%, 11/15/2006	425,000	409,594
5.625%, 11/30/2002	2,100,000	2,168,586
5.75%, 11/15/2005	2,030,000	2,143,863
5.75%, 8/15/2010	5,190,000	5,444,621
6.625%, 5/31/2002	2,900,000	2,956,637
6.75%, 5/15/2005	12,485,000	13,573,567
Total U.S. Treasury Obligations (Cost $31,825,245)		33,142,498

Government National Mortgage Association 2.3%
Government National Mortgage Association: 6.5% with various maturities until 11/20/2031	1,509,623	1,515,767
7.0% with various maturities until 4/15/2029	1,821,692	1,864,532
7.5%, 12/20/2030	688,447	710,532
Total Government National Mortgage Association (Cost $4,018,676)		4,090,831

Federal National Mortgage Association 5.1%
Federal National Mortgage Association: 6.0%, 1/1/2032 (c)	700,000	685,419
6.5% with various maturities until 11/1/2031	3,376,875	3,381,164
7.0% with various maturities until 1/1/2032 (c)	2,741,173	2,804,005
7.5% with various maturities until 8/1/2031	1,562,147	1,619,335
8.0%, 9/1/2015	370,987	388,164
Total Federal National Mortgage Association (Cost $8,753,924)		8,878,087

Cash Equivalents 4.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $7,883,362)	7,883,362	7,883,362
Total Investment Portfolio - 100.0% (Cost $159,966,856) (a)		174,457,266

* Non-income producing security.
(a) The cost for federal income tax purposes was $161,292,850. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $13,164,416. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,232,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,068,142.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar roll.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions) aggregated $163,632,462 and $153,479,168, respectively. Purchases and sales of direct U.S. Government obligations aggregated $11,831,335 and $17,433,030, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $5,950,711 and $5,969,654, respectively.

At December 31, 2001, the Balanced Portfolio had a net tax basis capital loss carryforward of approximately $13,346,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date, whichever comes first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $159,966,856)	$ 174,457,266
Dividends receivable	76,352
Interest receivable	704,841
Receivable for Portfolio shares sold	710,556
Total assets	175,949,015
Liabilities
Payable for investments purchased	198,336
Payable for investments purchased - mortgage dollar rolls	2,938,821
Payable for Portfolio shares redeemed	122,055
Accrued management fee	67,085
Other accrued expenses and payables	45,970
Total liabilities	3,372,267
Net assets, at value	$ 172,576,748
Net Assets
Net assets consist of: Undistributed net investment income	4,157,711
Net unrealized appreciation (depreciation) on investments	14,490,410
Accumulated net realized gain (loss)	(14,696,319)
Paid-in capital	168,624,946
Net assets, at value	$ 172,576,748
Net Asset Value, offering and redemption price per share ($172,576,748 / 14,679,733 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,295)	$ 970,931
Interest	4,362,449
Total Income	5,333,380
Expenses: Management fee	841,094
Custodian fees	14,294
Accounting fees	61,696
Auditing	24,947
Legal	9,056
Trustees' fees and expenses	31,393
Reports to shareholders	10,641
Registration fees	462
Other	9,324
Total expenses, before expense reductions	1,002,907
Expense reductions	(19,212)
Total expenses, after expense reductions	983,695
Net investment income (loss)	4,349,685
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(14,385,969)
Net unrealized appreciation (depreciation) during the period on investments	(1,837,177)
Net gain (loss) on investment transactions	(16,223,146)
Net increase (decrease) in net assets resulting from operations	$ (11,873,461)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 4,349,685	$ 4,674,858
Net realized gain (loss) on investment transactions	(14,385,969)	7,119,064
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,837,177)	(15,709,548)
Net increase (decrease) in net assets resulting from operations	(11,873,461)	(3,915,626)
Distributions to shareholders from: Net investment income	(4,704,742)	(3,312,587)
Net realized gains	(7,232,663)	(26,018,869)
Portfolio share transactions: Proceeds from shares sold	26,443,691	38,269,246
Reinvestment of distributions	11,937,405	29,331,456
Cost of shares redeemed	(32,253,040)	(42,938,661)
Net increase (decrease) in net assets from Portfolio share transactions	6,128,056	24,662,041
Increase (decrease) in net assets	(17,682,810)	(8,585,041)
Net assets at beginning of period	190,259,558	198,844,599
Net assets at end of period (including undistributed net investment income of $4,157,711 and $4,575,333, respectively)	$ 172,576,748	$ 190,259,558
Other Information
Shares outstanding at beginning of period	14,205,211	12,343,386
Shares sold	2,184,023	2,670,570
Shares issued to shareholders in reinvestment of distributions	977,674	2,153,558
Shares redeemed	(2,687,175)	(2,962,303)
Net increase (decrease) in Portfolio shares	474,522	1,861,825
Shares outstanding at end of period	14,679,733	14,205,211

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Balanced Portfolio

Years Ended December 31,	2001[c]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 13.39	$ 16.11	$ 15.21	$ 13.30	$ 11.61
Income (loss) from investment operations: Net investment income[a]	.30	.34	.35	.37	.34
Net realized and unrealized gain (loss) on investment transactions	(1.07)	(.62)	1.85	2.56	2.32
Total from investment operations	(.77)	(.28)	2.20	2.93	2.66
Less distributions from: Net investment income	(.34)	(.28)	(.18)	(.36)	(.33)
Net realized gains on investment transactions	(.52)	(2.16)	(1.12)	(.66)	(.64)
Total distributions	(.86)	(2.44)	(1.30)	(1.02)	(.97)
Net asset value, end of period	$ 11.76	$ 13.39	$ 16.11	$ 15.21	$ 13.30
Total Return (%)	(6.06)	(2.02)	15.32	23.19	24.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173	190	199	162	118
Ratio of expenses before expense reductions (%)	.57[b]	.54	.55	.56	.57
Ratio of expense after expense reductions (%)	.56[b]	.54	.55	.56	.57
Ratio of net investment income (loss) (%)	2.46	2.41	2.36	2.71	2.73
Portfolio turnover rate (%)	100[d]	127	98	74	43

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and ..56%.
c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
d The Portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended December 31, 2001.

Portfolio Management Discussion December 31, 2001

Growth and Income Portfolio

Dear Shareholders,

Amid a difficult environment for stocks during 2001, the Growth and Income Portfolio - which stays fully invested in equities and will therefore rise and fall along with the U.S. market - produced a negative return. However, we accomplished our primary goal of outperforming the broader market and similar funds during the period. We seek to fulfill this objective by using a disciplined, multistep process to invest in large-company stocks that we believe possess attractive fundamental characteristics, but whose prices do not fully reflect their positive outlook. At the same time, we seek to manage risk by diversifying the portfolio among both "growth" and "value" stocks across a wide range of industries.

This approach helped the portfolio produce a competitive performance amid a weak market environment. Over the 12 months ended December 31, 2001, the Growth and Income Portfolio (Class A shares) returned -11.30 percent, compared with -11.87 percent for the S&P 500 index and the -12.94 average return for other funds in its Lipper peer group, Variable Large-Cap Core portfolios. Performance was boosted by stock selection within the health care sector, where the portfolio was helped by positions in Genzyme and medical equipment and supply companies such as Baxter Labs and Biomet. (We sold our position in Baxter Labs during the period.) In the technology sector, our decision to emphasize software and semiconductor (computer chip) stocks over the weaker-performing hardware and communication services areas also provided a boost. The portfolio's underweight position in utilities supplied an additional lift to relative performance. On the downside, the portfolio was hurt by stock selection within the consumer discretionary area and an underweight position in industrials.

From a strategic standpoint, we have been seeking to take advantage of opportunities in more economically sensitive stocks for which our research shows that prices do not accurately reflect the potential improvement in their fundamentals. Although earnings in some sectors remain well below normal at present, we believe that our three-step process has allowed us to uncover a number of stocks whose earnings are poised to increase. The portfolio now holds an increased weighting in technology, where we have recently added companies such as PeopleSoft and Lucent, as well in cyclical stocks, where we have purchased United Technologies and Illinois Tool. At the same time, we have reduced the portfolio's exposure to more defensive areas where we believe earnings have been above normal, such as energy and utilities.

Our outlook on the economy and the stock market has grown increasingly optimistic throughout 2001. In the past three months, in particular, we have seen numerous signs that point to an improved environment. First, valuations remain attractive for many individual stocks despite the strong rally in the major market averages. Second, we believe an environment of potentially stronger growth in 2002 - in addition to significant cost-cutting efforts by many U.S. corporations - will help boost corporate profits. And third, short-term interest rates have fallen significantly as the Federal Reserve has been very aggressive in its efforts to revive the economy. We expect that this combination of factors will help foster an increasingly positive backdrop for stocks in 2002.

Sincerely,
Your Portfolio Management Team

/s/ Kathleen T. Millard
Kathleen T. Millard
Lead Portfolio Manager

/s/ Gregory S. Adams
Gregory S. Adams
Portfolio Manager

Performance Update December 31, 2001

Growth and Income Portfolio

Growth of an Assumed $10,000 Investment
-- Growth and Income Portfolio - Class A* -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	Life of Portfolio*
Growth and Income Portfolio - Class A*	Growth of $10,000	$8,870	$9,187	$12,848	$21,692
	Average annual total return	-11.30%	-2.79%	5.14%	10.63%
S&P 500 Index	Growth of $10,000	$8,813	$9,696	$16,626	$29,247
	Average annual total return	-11.87%	-1.02%	10.70%	15.02%

* The Portfolio commenced operations on May 2, 1994. Index comparisons begin April 30, 1994. On May 1, 1997, existing shares were redesignated as Class A shares. Total returns for the Life of Portfolio for Class A would have been lower if the Portfolio's expenses were not maintained.
Growth of an Assumed $10,000 Investment
-- Growth and Income Portfolio - Class B** -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1-Year	3-Year	Life of Portfolio**
Growth and Income Portfolio - Class B**	Growth of $10,000	$8,844	$9,112	$11,975
	Average annual total return	-11.56%	-3.05%	3.94%
S&P 500 Index	Growth of $10,000	$8,813	$9,696	$15,280
	Average annual total return	-11.87%	-1.02%	9.51%

** The Portfolio commenced selling Class B shares on May 1, 1997. Index comparisons begin April 30, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

Growth and Income Portfolio

Asset Allocation	12/31/01	12/31/00

Common Stocks	95%	95%
Cash Equivalents	5%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Financial	19%	23%
Technology	17%	13%
Health	15%	13%
Manufacturing	9%	8%
Consumer Discretionary	8%	5%
Energy	8%	9%
Communications	7%	7%
Consumer Staples	7%	9%
Service Industries	4%	-
Media	3%	5%
Other	3%	8%
	100%	100%

Ten Largest Equity Holdings (27.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.6%
2. Citigroup, Inc. Provider of diversified financial services	3.4%
3. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	3.0%
4. Johnson & Johnson Provider of health care products	2.8%
5. Bank of America Corp. Provider of commercial banking services	2.8%
6. Exxon Mobil Corp. Explorer and producer of oil and gas	2.6%
7. American Home Products Corp. Manufacturer and retailer of pharmaceuticals and consumer health care products	2.4%
8. Intel Corp. Designer, manufacturer, and seller of computer components and related products	2.2%
9. American International Group, Inc. Provider of insurance services	2.1%
10. Home Depot, Inc. Operator of building materials and home improvement stores	2.1%

Asset allocation, sector diversification and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 94.9%
Communications 6.9%
Cellular Telephone 2.2%
AT&T Wireless Services, Inc.*	142,800	2,052,036
Nokia Oyj (ADR)	89,900	2,205,247
		4,257,283
Telephone / Communications 4.7%
BellSouth Corp.	27,200	1,037,680
SBC Communications, Inc.	54,580	2,137,899
Sprint Corp.	122,600	2,461,808
Verizon Communications, Inc.	72,172	3,425,283
		9,062,670
Consumer Discretionary 7.6%
Department & Chain Stores 6.1%
Home Depot, Inc.	80,400	4,101,204
May Department Stores Co.	38,500	1,423,730
TJX Companies, Inc.	60,200	2,399,572
Wal-Mart Stores, Inc.	69,900	4,022,745
		11,947,251
Recreational Products 0.8%
Mattel, Inc.	89,300	1,535,960
Specialty Retail 0.7%
Staples, Inc.*	67,000	1,252,900
Consumer Staples 6.3%
Alcohol & Tobacco 1.8%
Anheuser-Busch Companies, Inc.	77,900	3,521,859
Food & Beverage 3.6%
Albertson's, Inc.	56,200	1,769,738
Campbell Soup Co.	29,500	881,165
PepsiCo, Inc.	48,500	2,361,465
Unilever NV (New York shares)	33,200	1,912,652
		6,925,020
Package Goods / Cosmetics 0.9%
Avon Products, Inc.	36,900	1,715,850
Durables 2.8%
Aerospace 1.1%
United Technologies Corp.	32,200	2,081,086
Automobiles 1.0%
Delphi Automotive Systems Corp.	71,100	971,226
General Motors Corp.	19,700	957,420
		1,928,646
Telecommunications Equipment 0.7%
Lucent Technologies, Inc.	225,600	1,419,024
Energy 7.1%
Oil & Gas Production 0.9%
Burlington Resources, Inc.	48,300	1,813,182
Oil / Gas Transmission 0.7%
Exelon Corp.	29,850	1,429,218
Oil Companies 5.5%
ChevronTexaco Corp.	24,500	2,195,445
Exxon Mobil Corp.	127,114	4,995,580
Royal Dutch Petroleum Co. (New York shares)	39,800	1,950,996
Total Fina ELF SA (ADR)	22,190	1,558,626
		10,700,647
Financial 17.9%
Banks 6.5%
Bank of America Corp.	86,600	5,451,470
Bank One Corp.	85,600	3,342,680
FleetBoston Financial Corp.	44,500	1,624,250
Wachovia Corp.	71,500	2,242,240
		12,660,640
Consumer Finance 4.1%
Citigroup, Inc.	129,300	6,527,064
Household International, Inc.	25,300	1,465,882
		7,992,946
Insurance 2.1%
American International Group, Inc.	52,500	4,168,500
Other Financial Companies 5.2%
Fannie Mae	35,300	2,806,350
Lehman Brothers Holdings, Inc.	36,300	2,424,840
Marsh & McLennan Companies, Inc.	22,200	2,385,390
Morgan Stanley Dean Witter & Co.	46,100	2,578,834
		10,195,414
Health 14.1%
Biotechnology 1.9%
Biogen, Inc.*	24,000	1,376,400
Genzyme Corp. (General Division)*	38,100	2,280,666
		3,657,066
Medical Supply & Specialty 2.2%
Biomet, Inc.	46,850	1,447,665
Guidant Corp.*	57,900	2,883,420
		4,331,085
Pharmaceuticals 10.0%
Abbott Laboratories	58,300	3,250,224
American Home Products Corp.	77,500	4,755,400
Bristol-Myers Squibb Co.	32,200	1,642,200
Eli Lilly & Co.	24,200	1,900,668
Johnson & Johnson	92,600	5,472,660
Pfizer, Inc.	62,400	2,486,640
		19,507,792
Manufacturing 8.5%
Chemicals 1.1%
Dow Chemical Co.	65,100	2,199,078
Containers & Paper 1.6%
International Paper Co.	76,900	3,102,915
Diversified Manufacturing 5.2%
General Electric Co.	146,400	5,867,712
Illinois Tool Works, Inc.	27,400	1,855,528
Tyco International Ltd.	39,400	2,320,660
		10,043,900
Machinery / Components / Controls 0.6%
Ingersoll-Rand Co.	27,100	1,133,051
Media 2.8%
Broadcasting & Entertainment 1.6%
AOL Time Warner, Inc.*	60,200	1,932,420
Walt Disney Co.	63,600	1,317,792
		3,250,212
Cable Television 1.2%
Comcast Corp. "A"*	63,000	2,268,000
Service Industries 3.8%
EDP Services 1.2%
Automatic Data Processing, Inc.	40,500	2,385,450
Environmental Services 1.0%
Waste Management, Inc.	61,200	1,952,892
Miscellaneous Consumer Services 0.6%
eBay, Inc.*	16,100	1,077,090
Printing / Publishing 1.0%
McGraw-Hill, Inc.	31,900	1,945,262
Technology 16.0%
Computer Software 6.5%
Intuit, Inc.*	37,900	1,620,604
Microsoft Corp.*	105,600	6,998,112
Oracle Corp.*	113,600	1,568,816
PeopleSoft, Inc.*	64,400	2,588,880
		12,776,412
Electronic Components / Distributors 1.1%
Cisco Systems, Inc.*	118,600	2,147,846
Electronic Data Processing 2.6%
Dell Computer Corp.*	43,500	1,182,330
International Business Machines Corp.	31,700	3,834,432
		5,016,762
Precision Instruments 0.6%
Agilent Technologies, Inc.*	39,100	1,114,741
Semiconductors 5.2%
Altera Corp.*	53,400	1,133,148
Applied Materials, Inc.*	65,100	2,610,510
Intel Corp.	134,400	4,226,880
Texas Instruments, Inc.	74,000	2,072,000
		10,042,538
Transportation 1.1%
Railroads
Union Pacific Corp.	37,100	2,114,700
Total Common Stocks (Cost $177,335,693)		184,674,888
	Principal Amount ($)	Value ($)
Cash Equivalents 5.1%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $9,958,218)	9,958,218	9,958,218
Total Investment Portfolio - 100.0% (Cost $187,293,911) (a)		194,633,106

* Non-income producing security.
(a) The cost for federal income tax purposes was $188,221,851. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $6,411,255. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,383,218 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,971,963.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2001, aggregated $137,749,499 and $120,596,926, respectively.

At December 31, 2001, the Growth and Income Portfolio had a net tax basis capital loss carryforward of approximately $12,650,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

From November 1, 2001 through December 31, 2001, the Growth and Income Portfolio incurred approximately $1,549,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Growth and Income Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $187,293,911)	$ 194,633,106
Cash	10,000
Receivable for investments sold	267,850
Dividends receivable	128,505
Interest receivable	14,242
Receivable for Portfolio shares sold	486,654
Foreign taxes recoverable	9,072
Total assets	195,549,429
Liabilities
Payable for investments purchased	65,768
Payable for Portfolio shares redeemed	135,131
Accrued management fee	76,134
Other accrued expenses and payables	49,643
Total liabilities	326,676
Net assets, at value	$ 195,222,753
Net Assets
Net assets consist of: Undistributed net investment income	1,578,675
Net unrealized appreciation (depreciation) on investments	7,339,195
Accumulated net realized gain (loss)	(15,127,151)
Paid-in capital	201,432,034
Net assets, at value	$ 195,222,753
Class A Net Asset Value, offering and redemption price per share ($185,363,761 / 20,820,420 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.90
Class B Net Asset Value, offering and redemption price per share ($9,858,992 / 1,111,138 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $37,161)	$ 2,486,203
Interest	315,739
Total Income	2,801,942
Expenses: Management fee	886,970
Custodian fees	16,391
Accounting fees	69,932
Distribution service fees (Class B)	27,833
Auditing	19,200
Legal	3,076
Trustees' fees and expenses	29,109
Reports to shareholders	12,364
Registration fees	10,620
Other	12,841
Total expenses, before expense reductions	1,088,336
Expense reductions	(20,048)
Total expenses, after expense reductions	1,068,288
Net investment income (loss)	1,733,654
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(14,749,658)
Net unrealized appreciation (depreciation) during the period on investments	(10,169,732)
Net gain (loss) on investment transactions	(24,919,390)
Net increase (decrease) in net assets resulting from operations	$ (23,185,736)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,733,654	$ 2,120,107
Net realized gain (loss) on investment transactions	(14,749,658)	7,828,329
Net unrealized appreciation (depreciation) on investment transactions during the period	(10,169,732)	(14,888,551)
Net increase (decrease) in net assets resulting from operations	(23,185,736)	(4,940,115)
Distributions to shareholders from: Net investment income: Class A	(2,100,713)	(2,612,109)
Class B	(109,015)	(162,390)
Net realized gains: Class A	(3,956,573)	(3,459,899)
Class B	(262,846)	(256,077)
Portfolio share transactions: Class A Proceeds from shares sold	72,967,624	63,758,174
Reinvestment of distributions	6,057,286	6,072,008
Cost of shares redeemed	(50,740,817)	(74,310,785)
Net increase (decrease) in net assets from Class A share transactions	28,284,093	(4,480,603)
Class B Proceeds from shares sold	614,981	3,915,299
Reinvestment of distributions	371,861	418,467
Cost of shares redeemed	(2,209,623)	(4,350,271)
Net increase (decrease) in net assets from Class B share transactions	(1,222,781)	(16,505)
Increase (decrease) in net assets	(2,553,571)	(15,927,698)
Net assets at beginning of period	197,776,324	213,704,022
Net assets at end of period (including undistributed net investment income of $1,578,675 and $2,108,206, respectively)	$ 195,222,753	$ 197,776,324
Other Information
Class A Shares outstanding at beginning of period	17,799,855	18,237,831
Shares sold	7,936,186	5,960,868
Shares issued to shareholders in reinvestment of distributions	629,903	568,374
Shares redeemed	(5,545,524)	(6,967,218)
Net increase (decrease) in Portfolio shares	3,020,565	(437,976)
Shares outstanding at end of period	20,820,420	17,799,855
Class B Shares outstanding at beginning of period	1,253,011	1,266,642
Shares sold	65,482	356,199
Shares issued to shareholders in reinvestment of distributions	38,776	39,219
Shares redeemed	(246,131)	(409,049)
Net increase (decrease) in Portfolio shares	(141,873)	(13,631)
Shares outstanding at end of period	1,111,138	1,253,011

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Growth and Income Portfolio

Class A(a)

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 10.96	$ 11.25	$ 11.48	$ 9.37
Income (loss) from investment operations: Net investment income[b]	.09	.11	.22	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(1.23)	(.33)	.46	.54	2.47
Total from investment operations	(1.14)	(.22)	.68	.81	2.74
Less distributions from: Net investment income	(.12)	(.15)	(.13)	(.25)	(.26)
Net realized gains on investment transactions	(.22)	(.21)	(.84)	(.79)	(.37)
Total distributions	(.34)	(.36)	(.97)	(1.04)	(.63)
Net asset value, end of period	$ 8.90	$ 10.38	$ 10.96	$ 11.25	$ 11.48
Total Return (%)	(11.30)	(2.10)	5.80	7.18	30.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	185	200	184	157
Ratio of expenses before expense reductions (%)	.57[c]	.56	.55	.56	.58
Ratio of expenses after expense reductions (%)	.56[c]	.56	.55	.56	.58
Ratio of net investment income (loss) (%)	.94	1.06	2.01	2.41	2.54
Portfolio turnover rate (%)	67	65	65	39	28

Class B

Years Ended December 31,	2001	2000	1999	1998	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.93	$ 11.24	$ 11.47	$ 9.44
Income (loss) from investment operations: Net investment income[b]	.06	.09	.19	.25	.14
Net realized and unrealized gain (loss) on investment transactions	(1.23)	(.33)	.46	.54	2.02
Total from investment operations	(1.17)	(.24)	.65	.79	2.16
Less distributions from: Net investment income	(.09)	(.13)	(.12)	(.23)	(.13)
Net realized gains on investment transactions	(.22)	(.21)	(.84)	(.79)	-
Total distributions	(.31)	(.34)	(.96)	(1.02)	(.13)
Net asset value, end of period	$ 8.87	$ 10.35	$ 10.93	$ 11.24	$ 11.47
Total Return (%)	(11.56)	(2.33)	5.48	6.95	22.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	13	14	14	7
Ratio of expenses before expense reductions (%)	.82[c]	.81	.80	.79	.80*
Ratio of expenses after expense reductions (%)	.81[c]	.81	.80	.79	.80*
Ratio of net investment income (loss) (%)	.69	.81	1.76	2.20	2.13*
Portfolio turnover rate (%)	67	65	65	39	28

a On May 1, 1997 existing shares were redesignated as Class A shares.
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .56% and ..56%, and .81% and .81% for Class A and Class B, respectively.
d For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.
* Annualized ** Not annualized

Portfolio Management Discussion December 31, 2001

Capital Growth Portfolio

Dear Shareholders,

The portfolio faced a difficult environment throughout most of 2001 but did end the year on a very positive note. Last year was particularly challenging for growth oriented portfolios such as ours. Large-cap growth stocks, as measured by the Russell 1000 Growth Index, declined more than 20 percent in 2001 (returning -20.42 percent for the period) and lagged value shares for the second consecutive year. In this environment, the portfolio (Class A shares) produced a total return of -19.36 percent versus a return of -11.87 percent for its unmanaged benchmark, the Standard & Poor's 500 index. During periods in which growth lags significantly, we would expect the portfolio to underperform the S&P 500 but outperform the Russell 1000 Growth Index. This proved to be the case.

In terms of economic sectors, the portfolio's technology holdings had the largest impact on relative performance. This was one of the poorest-performing sectors of the broad market last year as the terrorist attacks worsened the outlook for the sector, which was already weak due to a softening economy and declining profitability. Even though the portfolio's allocation to technology was lower than that of many of its peers, it nevertheless detracted from results. However, these results were mitigated by the relative strength of the portfolio's health care holdings. Many companies in this market sector reconcile nicely with our approach, which seeks higher-quality companies with solid histories of earnings growth and consistency. Some of the portfolio's longer-term holdings, such as Baxter International and Abbott Laboratories, performed quite well. More recent additions to the portfolio such as Johnson & Johnson and Tenet Healthcare also made positive contributions.

Fortunately, the down year ended on a positive note, as U.S. equity markets roared back in the fourth quarter. Investors looked beyond current economic and corporate profit weakness, focusing instead on the government's fiscal and monetary stimulus and success in the war on terrorism - events which, they believed, might lay the foundation for a near-term economic recovery. Growth stocks outperformed value stocks for the quarter by a good margin. As a result of our sticking to our basic discipline, the portfolio captured the strong fourth-quarter advance of growth shares. Technology and energy sectors made the largest positive contributions to relative performance.

We made no major shifts in strategy or positioning during the quarter, as moves made on market weakness earlier in the year left the portfolio well-positioned for the rebound in growth stocks. Overall, the portfolio remains committed to higher-quality companies that have demonstrated superior earnings growth and strong competitive positions.

Sincerely,
Your Portfolio Manager

/s/ William F. Gadsden
William F. Gadsden
Lead Portfolio Manager

Performance Update December 31, 2001

Capital Growth Portfolio

Growth of an Assumed $10,000 Investment
-- Capital Growth Portfolio - Class A* -- S&P 500 Index

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	10-Year
Capital Growth Portfolio - Class A*	Growth of $10,000	$8,064	$9,826	$16,438	$29,520
	Average annual total return	-19.36%	-.58%	10.45%	11.43%
S&P 500 Index	Growth of $10,000	$8,813	$9,696	$16,626	$33,760
	Average annual total return	-11.87%	-1.02%	10.70%	12.94%

* On May 12, 1997, existing shares were redesignated as Class A shares.
Growth of an Assumed $10,000 Investment
-- Capital Growth Portfolio - Class B** -- S&P 500 Index

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1-Year	3-Year	Life of Portfolio**
Capital Growth Portfolio - Class B**	Growth of $10,000	$8,036	$9,741	$14,130
	Average annual total return	-19.64%	-.87%	7.74%
S&P 500 Index	Growth of $10,000	$8,813	$9,696	$14,404
	Average annual total return	-11.87%	-1.02%	8.29%

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

Capital Growth Portfolio

Asset Allocation	12/31/01	12/31/00

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Technology	23%	23%
Health	21%	19%
Financial	13%	10%
Consumer Discretionary	9%	5%
Media	8%	7%
Manufacturing	7%	7%
Consumer Staples	7%	8%
Energy	7%	8%
Service Industries	2%	-
Communications	2%	7%
Other	1%	6%
	100%	100%

Ten Largest Equity Holdings (33.6% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.5%
2. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	4.0%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.0%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.6%
5. International Business Machines Corp. Manufacturer and operator of computer and business equipment	3.4%
6. Wal-Mart Stores, Inc. Operator of discount stores	3.0%
7. American International Group, Inc. Provider of insurance services	3.0%
8. Home Depot, Inc. Operator of building materials and home improvement stores	2.9%
9. Johnson & Johnson Provider of health care products	2.6%
10. Schlumberger Ltd. Producer of oil field services	2.6%

Asset allocation, sector diversification and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

Capital Growth Portfolio

	Shares	Value ($)
Common Stocks 96.2%
Communications 1.9%
Cellular Telephone 1.2%
AT&T Wireless Services, Inc.*	718,200	10,320,534
Telephone / Communications 0.7%
BroadWing, Inc.*	458,200	4,352,900
JDS Uniphase Corp.*	156,500	1,366,245
		5,719,145
Consumer Discretionary 9.0%
Department & Chain Stores 7.9%
Home Depot, Inc.	492,250	25,109,673
Target Corp.	423,200	17,372,360
Wal-Mart Stores, Inc.	454,400	26,150,720
		68,632,753
Recreational Products 1.1%
Acclaim Entertainment, Inc. (Warrants)*	10,284	-
Harley-Davidson, Inc.	172,700	9,379,337
		9,379,337
Consumer Staples 6.3%
Food & Beverage 2.7%
Coca-Cola Co.	200,500	9,453,575
PepsiCo, Inc.	290,700	14,154,183
		23,607,758
Package Goods / Cosmetics 3.6%
Colgate-Palmolive Co.	282,900	16,337,475
Procter & Gamble Co.	191,800	15,177,134
		31,514,609
Durables 1.5%
Aerospace 1.3%
United Technologies Corp.	175,900	11,368,417
Telecommunications Equipment 0.2%
CIENA Corp.*	127,400	1,823,094
Energy 6.3%
Oil & Gas Production 3.7%
Anadarko Petroleum Corp.	226,500	12,876,525
EOG Resources, Inc.	206,300	8,068,393
Nabors Industries, Inc.*	329,000	11,294,570
		32,239,488
Oilfield Services / Equipment 2.6%
Schlumberger Ltd.	405,900	22,304,205
Financial 12.6%
Banks 1.4%
State Street Corp.	227,200	11,871,200
Consumer Finance 3.3%
American Express Co.	190,800	6,809,652
Citigroup, Inc.	437,533	22,086,666
		28,896,318
Insurance 3.0%
American International Group, Inc.	323,102	25,654,299
Other Financial Companies 4.9%
Fannie Mae	158,900	12,632,550
Franklin Resources, Inc.	164,200	5,791,334
Goldman Sachs Group, Inc.	62,900	5,833,975
Marsh & McLennan Companies, Inc.	57,800	6,210,610
Merrill Lynch & Co., Inc.	223,400	11,643,608
		42,112,077
Health 20.5%
Biotechnology 1.1%
MedImmune, Inc.*	201,100	9,320,985
Health Industry Services 1.0%
Laboratory Corp. of America Holdings	103,800	8,392,230
Hospital Management 2.1%
Tenet Healthcare Corp.*	310,200	18,214,944
Medical Supply & Specialty 3.2%
Baxter International, Inc.	220,300	11,814,689
Medtronic, Inc.	168,300	8,618,643
Zimmer Holdings, Inc.*	238,990	7,298,755
		27,732,087
Pharmaceuticals 13.1%
Abbott Laboratories	328,000	18,286,000
Bristol-Myers Squibb Co.	186,900	9,531,900
Eli Lilly & Co.	198,700	15,605,898
Johnson & Johnson	382,100	22,582,110
Merck & Co., Inc.	222,800	13,100,640
Pfizer, Inc.	867,275	34,560,909
		113,667,457
Manufacturing 6.4%
Diversified Manufacturing
General Electric Co.	873,000	34,989,840
Tyco International Ltd.	348,500	20,526,650
		55,516,490
Media 7.5%
Advertising 1.6%
Omnicom Group, Inc.	160,200	14,313,870
Broadcasting & Entertainment 2.8%
AOL Time Warner, Inc.*	470,700	15,109,470
Viacom, Inc. "B"*	211,400	9,333,310
		24,442,780
Cable Television 3.1%
Comcast Corp. "A"*	411,000	14,796,000
Liberty Media Corp. "A"*	836,400	11,709,600
		26,505,600
Service Industries 2.4%
EDP Services 1.7%
Electronic Data Systems Corp.	219,800	15,067,290
Miscellaneous Commercial Services 0.7%
Siebel Systems, Inc.*	228,100	6,382,238
Technology 21.8%
Computer Software 6.4%
Microsoft Corp.*	591,200	39,178,824
Oracle Corp.*	827,500	11,427,775
VERITAS Software Corp.*	113,500	5,087,070
		55,693,669
EDP Peripherals 1.0%
EMC Corp.*	653,100	8,777,664
Electronic Components / Distributors 2.2%
Cisco Systems, Inc.*	867,000	15,701,370
Juniper Networks, Inc.*	164,100	3,109,695
		18,811,065
Electronic Data Processing 3.4%
International Business Machines Corp.	240,800	29,127,168
Semiconductors 8.8%
Applied Materials, Inc.*	395,200	15,847,520
Intel Corp.	992,800	31,223,560
Linear Technology Corp.	224,000	8,744,960
Micron Technology, Inc.*	183,000	5,673,000
Texas Instruments, Inc.	441,900	12,373,200
Vitesse Semiconductor Corp.*	157,800	1,966,186
		75,828,426
Total Common Stocks (Cost $843,781,953)		833,237,197

	Principal Amount ($)	Value ($)
Cash Equivalents 3.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $32,918,593)	32,918,593	32,918,593
Total Investment Portfolio - 100.0% (Cost $876,700,546) (a)		866,155,790

* Non-income producing security.
(a) The cost for federal income tax purposes was $877,384,895. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $11,229,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,121,183 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $128,350,288.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2001, aggregated $298,699,120 and $350,051,971, respectively.

At December 31, 2001, the Capital Growth Portfolio had a net tax basis capital loss carryforward of approximately $18,038,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

From November 1, 2001 through December 31, 2001, the Capital Growth Portfolio incurred approximately $13,990,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Capital Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $876,700,546)	$ 866,155,790
Cash	10,000
Dividends receivable	586,283
Interest receivable	52,005
Receivable for Portfolio shares sold	844,768
Total assets	867,648,846
Liabilities
Payable for investments purchased	51,954
Payable for Portfolio shares redeemed	429,338
Accrued management fee	333,239
Other accrued expenses and payables	111,257
Total liabilities	925,788
Net assets, at value	$ 866,723,058
Net Assets
Net assets consist of: Undistributed net investment income	2,188,549
Net unrealized appreciation (depreciation) on investments	(10,544,756)
Accumulated net realized gain (loss)	(32,712,267)
Paid-in capital	907,791,532
Net assets, at value	$ 866,723,058
Class A Net Asset Value, offering and redemption price per share ($866,014,734 / 52,934,260 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.36
Class B Net Asset Value, offering and redemption price per share ($708,324 / 43,484 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,046)	$ 6,079,360
Interest	1,046,203
Total Income	7,125,563
Expenses: Management fee	4,293,640
Custodian fees	80,920
Accounting fees	132,101
Distribution fees (Class B)	2,189
Auditing	29,657
Legal	47,446
Trustees' fees and expenses	134,255
Reports to shareholders	50,126
Other	24,368
Total expenses, before expense reductions	4,794,702
Expense reductions	(113,469)
Total expenses, after expense reductions	4,681,233
Net investment income (loss)	2,444,330
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(31,976,606)
Net unrealized appreciation (depreciation) during the period on investments	(187,067,213)
Net gain (loss) on investment transactions	(219,043,819)
Net increase (decrease) in net assets resulting from operations	$ (216,599,489)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 2,444,330	$ 3,765,887
Net realized gain (loss) on investment transactions	(31,976,606)	116,658,634
Net unrealized appreciation (depreciation) on investment transactions during the period	(187,067,213)	(245,068,780)
Net increase (decrease) in net assets resulting from operations	(216,599,489)	(124,644,259)
Distributions to shareholders from: Net investment income: Class A	(3,672,763)	(3,035,225)
Class B	(1,237)	-
Net realized gains: Class A	(116,304,156)	(149,151,554)
Class B	(113,211)	(177,202)
Portfolio share transactions: Class A Proceeds from shares sold	227,496,956	255,484,175
Reinvestment of distributions	119,976,919	152,186,779
Cost of shares redeemed	(271,501,874)	(258,368,143)
Net increase (decrease) in net assets from Class A share transactions	75,972,001	149,302,811
Class B Proceeds from shares sold	89,688	370,040
Reinvestment of distributions	114,448	177,202
Cost of shares redeemed	(319,464)	(370,753)
Net increase (decrease) in net assets from Class B share transactions	(115,328)	176,489
Increase (decrease) in net assets	(260,834,183)	(127,528,940)
Net assets at beginning of period	1,127,557,241	1,255,086,181
Net assets at end of period (including undistributed net investment income of $2,188,549 and $3,651,924, respectively)	$ 866,723,058	$ 1,127,557,241
Other Information
Class A Shares outstanding at beginning of period	48,831,124	43,044,031
Shares sold	12,656,460	9,593,674
Shares issued to shareholders in reinvestment of distributions	6,460,793	5,968,108
Shares redeemed	(15,014,117)	(9,774,689)
Net increase (decrease) in Portfolio shares	4,103,136	5,787,093
Shares outstanding at end of period	52,934,260	48,831,124
Class B Shares outstanding at beginning of period	50,385	44,161
Shares sold	4,946	13,466
Shares issued to shareholders in reinvestment of distributions	6,170	6,957
Shares redeemed	(18,017)	(14,199)
Net increase (decrease) in Portfolio shares	(6,901)	6,224
Shares outstanding at end of period	43,484	50,385

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Capital Growth Portfolio

Class A(a)

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 23.07	$ 29.13	$ 23.95	$ 20.63	$ 16.50
Income (loss) from investment operations: Net investment income[b]	.05	.08	.10	.16	.18
Net realized and unrealized gain (loss) on investment transactions	(4.21)	(2.63)	7.64	4.46	5.39
Total from investment operations	(4.16)	(2.55)	7.74	4.62	5.57
Less distributions from: Net investment income	(.08)	(.07)	(.07)	(.17)	(.19)
Net realized gains on investment transactions	(2.47)	(3.44)	(2.49)	(1.13)	(1.25)
Total distributions	(2.55)	(3.51)	(2.56)	(1.30)	(1.44)
Net asset value, end of period	$ 16.36	$ 23.07	$ 29.13	$ 23.95	$ 20.63
Total Return (%)	(19.36)	(9.90)	35.23	23.23	35.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	866	1,126	1,254	901	676
Ratio of expenses before expense reductions (%)	.52[c]	.49	.49	.50	.51
Ratio of expenses after expense reductions (%)	.50[c]	.49	.49	.50	.51
Ratio of net investment income (loss) (%)	.27	.30	.43	.75	.96
Portfolio turnover rate (%)	33	55	66	55	42

Class B

Years Ended December 31,	2001	2000	1999	1998	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 23.00	$ 29.05	$ 23.92	$ 20.61	$ 17.54
Income (loss) from investment operations: Net investment income[b]	.00***	.01	.04	.11	.08
Net realized and unrealized gain (loss) on investment transactions	(4.21)	(2.62)	7.62	4.45	3.08
Total from investment operations	(4.21)	(2.61)	7.66	4.56	3.16
Less distributions from: Net investment income	(.03)	-	(.04)	(.12)	(.09)
Net realized gains on investment transactions	(2.47)	(3.44)	(2.49)	(1.13)	-
Total distributions	(2.50)	(3.44)	(2.53)	(1.25)	(.09)
Net asset value, end of period	$ 16.29	$ 23.00	$ 29.05	$ 23.92	$ 20.61
Total Return (%)	(19.64)	(10.13)	34.88	22.94	18.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.71	1.16	1.28	.83	.55
Ratio of expenses before expense reductions (%)	.77[c]	.74	.74	.75	.75*
Ratio of expenses after expense reductions (%)	.75[c]	.74	.74	.75	.75*
Ratio of net investment income (loss) (%)	.02	.05	.18	.49	.64*
Portfolio turnover rate (%)	33	55	66	55	42

a On May 12, 1997 existing shares were redesignated as Class A shares.
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and ..50%, and .75% and .75% for Class A and Class B, respectively.
d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.
* Annualized
** Not annualized
*** Less than $.005 per share

Portfolio Management Discussion December 31, 2001

21st Century Growth Portfolio

Dear Shareholders,

An exceptionally volatile year for technology stocks weighed heavily on Scudder 21st Century Growth Portfolio's performance in 2001. The portfolio's total return fell 23.28 percent (A shares), much more than the Russell 2000 Growth Index, an unmanaged group of rapidly growing small-company stocks, which declined 9.23 percent for the year. The portfolio entered the year with a higher concentration in small technology stocks than the index, and through September, some of these companies' stocks plummeted significantly. Technology stocks rebounded in the fourth quarter of 2001 but not enough to offset earlier losses. By that time we had shifted the portfolio's largest focus to health care stocks, which generally performed well.

In 2001, technology companies grappled with three problems: a huge inventory of unsold goods, large write-offs of sour investments, and weak prospects for product demand. Steep declines in corporate capital spending plans reduced demand for software, telecom, and semiconductor products, prompting analysts to slash earnings estimates for many stocks that fit the portfolio's investment discipline. The result was that the short-term corporate profit picture for most technology companies grew grim amid a global economic slowdown. Technology stocks rebounded in the fourth quarter, even as securities analysts further slashed estimates, because earnings targets were set at more realistic levels. Some areas such as teleconferencing also benefited from increased corporate demand after September 11. There were also early signs of a broader economic recovery, and this re-energized the technology-investing climate. Software and semiconductor stocks, two areas hit hard for most of 2001, did especially well in the fourth quarter as corporate customers began to increase software purchases and semiconductor companies experienced a pickup in orders. We believe this trend may continue in 2002.

For 2001 as a whole, energy stocks were another area of weakness for the portfolio. We brought the portfolio's weighting down from 2000 levels, but not fast enough to avoid a sharp decline in this sector's stock prices. Natural gas and oil prices peaked in early winter 2001 amid California's energy crisis and began to fall sharply as spring approached and the global economy weakened, reducing consumer and industrial demand for fuel. In addition, this past autumn was warmer than normal, and inventories of natural gas and petroleum products were high as we entered the fourth quarter. Nevertheless, we believe that the negative dynamics of this sector are temporary, and that energy stocks could begin to post improved results as U.S. and global economic growth recovers. As of December 31, the percentage of the portfolio in energy stocks was about the same as the portfolio's benchmark.

For the year ahead, we expect to maintain a strong position in health care stocks. We believe small-cap pharmaceutical firms could do especially well with medicines tailored to a person's specific biochemistry and genetic makeup. We see more partnerships evolving between large-cap pharmaceutical firms that face patent expirations and small biotech companies that may excel at research but lack the capital resources to shepherd products through a long and expensive regulatory regime and clinical review. We have positioned the portfolio accordingly.

Sincerely,
Your Portfolio Management Team

/s/ Peter Chin
Peter Chin
Lead Portfolio Manager

/s/ Roy C. McKay
Roy C. McKay
Portfolio Manager

Performance Update December 31, 2001

21st Century Growth Portfolio

Growth of an Assumed $10,000 Investment
-- 21st Century Growth Portfolio - Class A -- Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1-Year	Life of Portfolio*
21st Century Growth Portfolio - Class A	Growth of $10,000	$7,672	$10,519
	Average annual total return	-23.28%	1.92%
Russell 2000 Growth Index	Growth of $10,000	$9,077	$9,416
	Average annual total return	-9.23%	-2.23%

Growth of an Assumed $10,000 Investment
-- 21st Century Growth Portfolio - Class B -- Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1-Year	Life of Portfolio*
21st Century Growth Portfolio - Class B	Growth of $10,000	$7,649	$10,385
	Average annual total return	-23.51%	1.43%
Russell 2000 Growth Index	Growth of $10,000	$9,077	$9,416
	Average annual total return	-9.23%	-2.23%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin April 30, 1999.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of Portfolio for Class A and B shares would have been lower if the Portfolio's expenses were not maintained.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

21st Century Growth Portfolio

Asset Allocation	12/31/01	12/31/00

Common Stocks	86%	91%
Cash Equivalents	14%	9%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Technology	33%	24%
Health	26%	16%
Service Industries	6%	6%
Consumer Discretionary	6%	7%
Energy	6%	21%
Manufacturing	5%	13%
Durables	4%	2%
Financial	4%	-
Media	4%	3%
Construction	3%	3%
Other	3%	5%
	100%	100%

Ten Largest Equity Holdings (24.1% of Portfolio)
1. Radio One, Inc. Provider of radio broadcasting	3.2%
2. Copart, Inc. Auctioneer of damaged vehicles for insurance companies	3.2%
3. UTStarcom, Inc. Provider of telecommunications equipment	2.7%
4. Advent Software, Inc. Provider of stand-alone and client/server software products	2.5%
5. Celgene Corp. Producer of pharmaceuticals	2.5%
6. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	2.2%
7. NPS Pharmaceuticals, Inc. Developer of small molecule drugs	2.2%
8. Cree Research, Inc. Designer, developer and manufacturer of silicon carbide based semiconductor materials	2.0%
9. Mercury Interactive Corp. Producer of automated software testing tools	1.8%
10. SmartForce PLC Provider of educational software on the Internet	1.8%

Asset allocation, sector diversification and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

21st Century Growth Portfolio

	Shares	Value ($)
Common Stocks 86.2%
Communications 1.5%
Cellular Telephone 1.0%
Metro One Telecommunications, Inc.*	15,600	471,900
Telephone / Communications 0.5%
SBA Communications Corp.*	20,400	265,608
Construction 2.2%
Building Materials 0.9%
Simpson Manufacturing Co., Inc.*	8,000	458,400
Building Products 1.3%
CoStar Group, Inc.*	26,700	641,067
Consumer Discretionary 5.4%
Apparel & Shoes 1.5%
Too, Inc.*	27,200	748,000
Department & Chain Stores 0.9%
Hot Topic, Inc.*	14,400	452,016
Recreational Products 1.0%
International Game Technology*	7,400	505,420
Restaurants 2.0%
Buca, Inc.*	33,200	538,172
California Pizza Kitchen, Inc.*	16,800	415,800
		953,972
Consumer Staples 0.7%
Food & Beverage
Suprema Specialties, Inc.* (c)	23,900	155,350
United Natural Foods, Inc.*	6,800	170,000
		325,350
Durables 3.3%
Telecommunications Equipment
Harris Corp.	9,800	298,998
UTStarcom, Inc.*	45,700	1,302,450
		1,601,448
Energy 4.9%
Engineering 0.5%
Active Power, Inc.*	37,400	254,320
Oil & Gas Production 2.0%
Pioneer Natural Resources Co.*	27,600	531,576
Swift Energy Co.*	22,500	454,500
		986,076
Oilfield Services / Equipment 2.4%
Spinnaker Exploration Co.*	10,000	411,600
Universal Compression Holdings, Inc.*	25,000	737,250
		1,148,850
Financial 3.2%
Banks 1.1%
Sterling Bancshares, Inc.	1,000	12,520
UCBH Holdings, Inc.	18,200	517,608
		530,128
Insurance 2.1%
Annuity and Life Re (Holdings) Ltd.	19,600	492,156
Philadelphia Consolidated Holding Corp.*	13,700	516,627
		1,008,783
Health 22.5%
Biotechnology 6.8%
CryoLife, Inc.*	28,000	840,000
Digene Corp.*	13,700	404,150
Harvard Bioscience, Inc.*	67,200	667,968
ILEX Oncology, Inc.*	18,000	486,720
Integra LifeSciences Holdings*	11,700	308,178
Regeneration Technologies*	60,100	612,419
		3,319,435
Health Industry Services 2.9%
Accredo Health, Inc.*	12,100	480,370
Apria Healthcare Group, Inc.*	12,300	307,377
Centene Corp.*	2,300	50,485
Omnicell, Inc.*	33,500	298,150
Unilab Corp.*	11,100	278,610
		1,414,992
Hospital Management 1.1%
Province Healthcare Co.*	17,000	524,620
Medical Supply & Specialty 2.8%
American Medical Systems Holdings, Inc.*	34,000	703,460
Endocare, Inc.*	16,600	297,638
SurModics, Inc.*	5,800	211,468
TheraSense, Inc.*	6,700	166,160
		1,378,726
Pharmaceuticals 8.9%
American Pharmaceutical, Inc.*	5,800	120,640
Celegne Corp.*	37,900	1,209,768
Charles River Laboratories International, Inc.*	32,400	1,084,752
Genta, Inc.*	30,100	428,323
NPS Pharmaceuticals, Inc.*	27,500	1,053,250
Specialty Laboratories, Inc.*	15,500	426,095
		4,322,828
Manufacturing 3.9%
Industrial Specialty 1.9%
Global Power Equipment Group, Inc.*	21,600	325,080
Polycom, Inc.*	18,000	619,200
		944,280
Machinery / Components / Controls 2.0%
Intier Automotive, Inc.	13,800	175,674
Lantronix, Inc. "A"*	69,700	440,504
SureBeam Corp.*	31,800	332,946
		949,124
Media 3.2%
Broadcasting & Entertainment
Radio One, Inc. "D"*	86,100	1,550,661
Service Industries 5.6%
Miscellaneous Commercial Services 4.4%
Copart, Inc.*	42,200	1,534,814
Kinder Morgan Management LLC	16,119	610,928
		2,145,742
Miscellaneous Consumer Services 1.2%
Edison Schools, Inc.*	30,800	605,220
Technology 28.5%
Computer Software 12.4%
Activision, Inc.*	25,000	650,250
Advent Software, Inc.*	24,600	1,228,770
Caminus Corp.*	22,100	508,300
DigitalThink, Inc.*	7,200	77,760
I-many, Inc.*	70,800	683,220
Nassda Corp.*	1,100	24,739
NetScreen Technologies, Inc.*	2,400	53,112
PLATO Learning, Inc.*	44,767	743,574
SmartForce PLC (ADR)*	36,300	898,425
THQ, Inc.*	12,400	601,028
Witness Systems, Inc.*	40,600	540,792
		6,009,970
EDP Peripherals 1.8%
Mercury Interactive Corp.*	26,500	900,470
Electronic Data Processing 2.0%
Internet Security Systems, Inc.*	14,100	452,046
The Intercept Group, Inc.*	13,000	531,700
		983,746
Office / Plant Automation 1.4%
MCSi, Inc.*	11,900	279,055
Mercury Computer Systems, Inc.*	9,800	383,278
		662,333
Precision Instruments 2.1%
Genesis Microchip, Inc.*	13,200	872,784
Zygo Corp.*	9,600	152,640
		1,025,424
Semiconductors 8.8%
Alpha Industries, Inc.*	24,800	540,640
Astropower, Inc.*	19,200	776,256
Cree Research, Inc.*	32,500	957,450
Microsemi Corp.*	30,200	896,940
Therma-Wave, Inc.*	31,600	471,472
Transwitch Corp.*	93,500	420,750
Veeco Instruments, Inc.*	6,200	223,510
		4,287,018
Transportation 1.3%
Air Freight 0.8%
EGL, Inc.*	28,500	397,575
Airlines 0.5%
Skywest, Inc.	8,800	223,960
Total Common Stocks (Cost $38,449,648)		41,997,462
	Principal Amount ($)	Value ($)
Cash Equivalents 13.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,700,553)	6,700,553	6,700,553
Total Investment Portfolio - 100.0% (Cost $45,150,201) (a)		48,698,015

* Non-income producing security.
(a) The cost for federal income tax purposes was $45,512,258. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $3,185,757. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,429,403 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,243,646.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(c) Security valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $155,350 (0.35% of net assets). The value has been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at December 31, 2001 aggregated $307,500. The security may also have certain restrictions as to resale.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2001, aggregated $54,082,490 and $29,516,809, respectively.

At December 31, 2001, the 21st Century Growth Portfolio had a net tax basis capital loss carryforward of approximately $13,382,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($1,217,000) and December 31, 2009 ($12,165,000), the respective expiration date, whichever comes first.

From November 1, 2001 through December 31, 2001, the 21st Century Growth Portfolio incurred approximately $336,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

21st Century Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $45,150,201)	$ 48,698,015
Cash	10,000
Dividends receivable	852
Interest receivable	8,226
Receivable for Portfolio shares sold	513,834
Total assets	49,230,927
Liabilities
Payable for investments purchased	4,282,609
Payable for Portfolio shares redeemed	302,313
Accrued management fee	37,396
Other accrued expenses and payables	34,333
Total liabilities	4,656,651
Net assets, at value	$ 44,574,276
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	3,547,814
Accumulated net realized gain (loss)	(14,080,733)
Paid-in capital	55,107,195
Net assets, at value	$ 44,574,276
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($44,573,653 / 7,152,255 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.23
Class B Net Asset Value, offering and redemption price per share ($623 / 101.318 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,852)	$ 37,416
Interest	122,179
Total Income	159,595
Expenses: Management fee	272,234
Custodian fees	6,464
Accounting fees	45,285
Distribution service fees (Class B)	2
Auditing	17,652
Legal	2,622
Trustees' fees and expenses	7,908
Registration fees	2,246
Reports to shareholders	7,355
Other	1,022
Total expenses, before expense reductions	362,790
Expense reductions	(3,955)
Total expenses, after expense reductions	358,835
Net investment income (loss)	(199,240)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(10,619,721)
Foreign currency related transactions	(3,031)
(10,622,752)
Net unrealized appreciation (depreciation) during the period on: Investments	3,751,550
Net gain (loss) on investment transactions	(6,871,202)
Net increase (decrease) in net assets resulting from operations	$ (7,070,442)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (199,240)	$ (247,318)
Net realized gain (loss) on investment transactions	(10,622,752)	(3,459,014)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,751,550	(4,639,135)
Net increase (decrease) in net assets resulting from operations	(7,070,442)	(8,345,467)
Distributions to shareholders from: Net realized gains: Class A	-	(222,315)
Class B	-	(12)
Portfolio share transactions: Class A Proceeds from shares sold	49,939,921	45,192,048
Reinvestment of distributions	-	222,315
Cost of shares redeemed	(24,704,439)	(25,874,881)
Net increase (decrease) in net assets from Class A share transactions	25,235,482	19,539,482
Class B Reinvestment of distributions	-	12
Net increase (decrease) in net assets from Class B share transactions	-	12
Increase (decrease) in net assets	18,165,040	10,971,700
Net assets at beginning of period	26,409,236	15,437,536
Net assets at end of period	$ 44,574,276	$ 26,409,236
Other Information
Class A Shares outstanding at beginning of period	3,253,589	1,462,745
Shares sold	7,656,411	4,310,964
Shares issued to shareholders in reinvestment of distributions	-	24,217
Shares redeemed	(3,757,745)	(2,544,337)
Net increase (decrease) in Portfolio shares	3,898,666	1,790,844
Shares outstanding at end of period	7,152,255	3,253,589
Class B Shares outstanding at beginning of period	101	100
Shares issued to shareholders in reinvestment of distributions	-	1
Net increase (decrease) in Portfolio shares	-	1
Shares outstanding at end of period	101	101

The accompanying notes are an integral part of the financial statements.

Financial Highlights

21st Century Growth Portfolio

Class A

Years Ended December 31,	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 10.55	$ 6.00[b]
Income (loss) from investment operations: Net investment income[c]	(.04)	(.11)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.85)	(2.20)	4.59
Total from investment operations	(1.89)	(2.31)	4.55
Less distributions from: Net realized gains on investment transactions	-	(.12)	-
Net asset value, end of period	$ 6.23	$ 8.12	$ 10.55
Total Return (%)[d]	(23.28)	(22.39)	75.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	26	15
Ratio of expenses before expense reductions (%)	1.17[e]	1.35	2.90*
Ratio of expenses after expense reductions (%)	1.15[e]	1.29	1.50*
Ratio of net investment income (loss) (%)	(.64)	(1.06)	(.95)*
Portfolio turnover rate (%)	103	109	61

Class B

Years Ended December 31,	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.04	$ 10.51	$ 6.00[b]
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.13)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(1.83)	(2.22)	4.57
Total from investment operations	(1.89)	(2.35)	4.51
Less distributions from: Net realized gains on investment transactions	-	(.12)	-
Net asset value, end of period	$ 6.15	$ 8.04	$ 10.51
Total Return (%)[d]	(23.51)	(22.79)	75.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	-***	-***	-***
Ratio of expenses before expense reductions (%)	1.42[e]	1.60	3.15*
Ratio of expenses after expense reductions (%)	1.40[e]	1.54	1.75*
Ratio of net investment income (loss) (%)	(.89)	(1.31)	(1.20)*
Portfolio turnover rate (%)	103	109	61

a For the period May 3, 1999 (commencement of operations) to December 31, 1999.
b Original capital.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15%, and 1.41% and 1.40% for Class A and Class B, respectively.
* Annualized
** Not annualized
*** Net assets less than one million

Portfolio Management Discussion December 31, 2001

Global Discovery Portfolio

Dear Shareholders,

The past year was difficult for stocks worldwide, as a deteriorating global economy and weaker corporate profits led to high market volatility and sharp declines within higher-growth sectors such as technology. A negative backdrop became worse immediately following the September 11 terrorist attacks, as investors' risk tolerance declined sharply. That said, coordinated cuts in interest rates by central banks around the world encouraged investors, and global markets rebounded somewhat in the final three months of the year.

Declining 24.59 percent for the annual period, Scudder Global Discovery Portfolio (Class A) underperformed the Salomon Smith Barney World Extended Market Index (SSB World EMI), which fell roughly 6.79 percent for the same period. The primary reason for the underperformance was our focus on growth amidst a value-driven market. Most of the portfolio's downside was caused by the portfolio's positions in higher-growth stocks, despite the fact that as a group this segment made up less than 20 percent of the total portfolio. Within that group, information technology (IT) was the biggest detractor from performance. In addition, the portfolio's energy holdings were disappointing, particularly among U.S. gas companies. We had favored that industry and did not anticipate the effect that the global slowdown would have on commodity prices.

On a relative basis, we favor European equities and will continue to do so for the foreseeable future. While budget constraints prevent Europe from moving as aggressively on the fiscal front as the United States, Europe is nonetheless projected to grow faster than the United States in the years ahead. Moreover, Europe is not burdened by the imbalances that characterize the U.S. financial system, such as high levels of debt among both consumers and corporations. We believe European stock market valuations have fallen to attractive levels, and the prospect of further interest rate cuts has further enhanced the potential for equities. Pension reform and tax reform continue to move forward, which also creates a positive backdrop for stocks. Finally, the imperative for merger and restructuring activity remains strong.

The portfolio is slightly below market-weight in the United States and is underweight in Japan. In the United States, earnings growth is slowing to more normal historical levels, but it is still home to some of the best companies in the world. Japan's economy has yet to improve, so in the meantime the portfolio's investments there are focused on: 1) companies engaged in cost reduction; 2) nonbank financials; and 3) mid-size, high-quality, and attractively valued pharmaceuticals.

We recognize that the past year has been difficult for equity investors, but we believe small-company growth stocks continue to hold a place in investors' portfolios. It is important to keep in mind that the market's preference for growth versus value tends to move in cycles. It was only two years ago, after all, that growth stocks were producing vastly superior performance in relation to value stocks. While the sector certainly is not without risk, we believe that it can continue to generate solid long-term returns for patient growth-oriented investors.

Sincerely,
Your Portfolio Management Team

/s/ Gerald J. Moran
Gerald J. Moran
Lead Portfolio Manager

/s/ Steven T. Stokes
Steven T. Stokes
Portfolio Manager

Performance Update December 31, 2001

Global Discovery Portfolio

Growth of an Assumed $10,000 Investment
-- Global Discovery Portfolio - Class A* -- Salomon Smith Barney World Equity EMI Index

The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	Life of Portfolio*
Global Discovery Portfolio - Class A*	Growth of $10,000	$7,541	$11,848	$15,504	$16,357
	Average annual total return	-24.59%	5.81%	9.17%	9.07%
Salomon Smith Barney World Equity EMI Index	Growth of $10,000	$9,321	$11,144	$12,794	$13,046
	Average annual total return	-6.79%	3.68%	5.05%	4.80%

* The Portfolio commenced operations on May 1,1996. Index comparisons begin April 30, 1996. On May 2, 1997, existing shares were redesignated as Class A shares.
Growth of an Assumed $10,000 Investment
-- Global Discovery Portfolio - Class B** -- Salomon Smith Barney World Equity EMI Index

The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1 Year	3 Year	Life of Portfolio**
Global Discovery Portfolio - Class B**	Growth of $10,000	$7,504	$11,756	$15,574
	Average annual total return	-24.96%	5.54%	9.96%
Salomon Smith Barney World Equity EMI Index	Growth of $10,000	$9,321	$11,144	$13,216
	Average annual total return	-6.79%	3.68%	6.25%

** The Portfolio commenced selling Class B shares on May 2, 1997. Index comparisons begin April 30, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

Global Discovery Portfolio

Geographical (Excludes Cash Equivalents)	12/31/01	12/31/00

U.S. & Canada	56%	63%
Europe	34%	29%
Japan	5%	6%
Other	5%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Health	25%	21%
Financial	21%	13%
Service Industries	16%	17%
Consumer Discretionary	9%	8%
Technology	9%	16%
Energy	6%	15%
Manufacturing	4%	3%
Utilities	3%	-
Transportation	2%	-
Media	2%	1%
Consumer Staples	1%	2%
Other	2%	4%
	100%	100%

Ten Largest Equity Holdings (33.4% of Portfolio)
1. Fiserv, Inc. Provider of data processing services	United States	4.3%
2. Anglo Irish Bank Corp. PLC Provider of financial services for the business and private sectors	Ireland	4.1%
3. Biomet, Inc. Manufacturer of surgical implant devices	United States	4.0%
4. Legg Mason, Inc. Provider of various financial services	United States	3.9%
5. Irish Life & Permanent PLC Provider of diversified financial services	Ireland	3.7%
6. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	United States	3.0%
7. Laboratory Corporation of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	2.7%
8. Deutsche Boerse AG Provider of financial services	Germany	2.7%
9. Serco Group PLC Operator of facilities management business	United Kingdom	2.5%
10. St. Jude Medical, Inc. Manufacturer of heart valves	United States	2.5%

Geographical, sector diversification and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

Global Discovery Portfolio

	Shares	Value ($)
Common Stocks 96.8%
Australia 0.9%
Aristocrat Leisure Ltd. (Manufacturer, supplier and seller of gaming machines and table gaming equipment)	293,267	988,008
QBE Insurance Group Ltd. (Underwriter of commercial, industrial and individual insurance)	116,500	456,710
		1,444,718
Brazil 0.3%
Empresa Brasileira de Aeronautica SA (ADR) (Manufacturer of aircraft)	25,408	562,279
Denmark 0.2%
Genmab A/S* (Creator, developer and marketer of human antibody-based products)	19,100	393,555
France 2.4%
Galeries Lafayette (Operator of department stores and supermarket chains)	12,993	1,770,881
JC Decaux SA* (Provider of advertising services)	72,326	809,116
Vinci SA (Builder of roads, offerer of engineering and construction services)	21,609	1,268,420
		3,848,417
Germany 3.2%
Deutsche Boerse AG (Provider of financial services)	109,627	4,348,606
Suess Microtec AG* (Manufacturer of inspection equipment)	31,313	876,449
		5,225,055
Greece 0.5%
Hellenic Bottling Co. SA* (Distributor of soft drinks)	55,500	801,458
Hong Kong 2.3%
Legend Holdings Ltd. (Manufacturer of computers and related products)	3,801,000	1,937,421
Li & Fung Ltd. (Operator of export trading business)	1,612,000	1,808,681
		3,746,102
India 0.3%
Satyam Computer Services Ltd. (ADR) (Provider of software services specializing in UNIX, IBM and Windows platforms)	46,000	505,080
Ireland 10.6%
Anglo Irish Bank Corp. PLC (Provider of financial services for business and private sectors)	1,700,608	6,594,260
Gresham Hotel Group PLC (Operator of hotels in the U.K., Ireland, Belgium, Germany and the Netherlands)	467,056	328,904
Irish Continental Group PLC (Provider of passenger and freight transportation)	65,060	371,164
Irish Life & Permanent PLC (Provider of diversified financial services)	598,828	6,085,265
Jurys Doyle Hotel Group PLC (Operator of hotels and inns in Dublin, London and Washington D.C.)	229,950	1,660,317
Ryanair Holdings PLC* (Provider of passenger airline services)	340,500	2,155,004
		17,194,914
Japan 5.3%
JAFCO Co., Ltd. (Operator of a venture capital company)	18,600	1,112,072
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	75,000	1,937,248
NGK Insulators Ltd. (Manufacturer of electrical insulators)	104,000	767,181
Nidec Corp. (Manufacturer of small-scale motors for hard disc drives)	7,200	377,422
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts)	237,000	813,827
Olympus Optical Co., Ltd. (Manufacturer of opto-electronic and related products)	144,000	2,062,144
Shinko Securities Co., Ltd. (Provider of financial services)	1,079,000	1,483,697
		8,553,591
Netherlands 1.1%
Vedior NV (Provider of temporary employment services)	145,800	1,750,643
Russia 0.6%
Mobile Telesystems (ADR)* (Provider of mobile telecommunications services)	27,200	969,952
Spain 0.7%
Amadeus Global Travel Distribution SA* (Operator of a travel reservation system)	140,900	813,877
Sogecable SA* (Provider of cable television services)	16,340	378,702
		1,192,579
Sweden 0.3%
Eniro AB* (Publisher of catalogs and telephone directories)	59,700	428,469
United Kingdom 13.8%
Aegis Group PLC (Provider of independent media services)	1,289,214	1,745,819
Amey PLC (Holder of service and contracting companies that provide business outsourcing)	147,775	802,603
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	524,696	2,742,795
Friends Provident PLC* (Manager of life assurance business in U.K.)	394,505	1,148,877
Matalan PLC (Retailer of clothing)	642,401	3,273,900
Misys PLC (Provider of computer support and data services)	289,859	1,371,707
PizzaExpress PLC (Operator of pizza restaurants)	185,674	2,417,018
RM PLC (Provider of information technology solutions for educational markets)	246,900	853,839
Serco Group PLC (Operator of facilities management business)	778,922	4,139,788
Shire Pharmaceuticals Group PLC* (Developer and marketer of prescription medicine)	63,875	799,872
St. James's Place Capital PLC (New) (Provider of money management and insurance)	298,192	1,519,691
Taylor Nelson Sofres PLC (Provider of market research services)	571,861	1,611,249
		22,427,158
United States 54.3%
Abercrombie & Fitch Co. "A"* (Retailer of casual apparel for men and women)	34,900	925,897
Affiliated Computer Services, Inc.* (Provider of information technology services and electronic funds transfer services)	9,300	987,009
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds)	27,900	681,876
Alkermes, Inc.* (Developer of immunoregulatory compounds)	60,800	1,602,688
American Eagle Outfitters, Inc. (Retailer of casual clothing)	29,900	782,483
Biomet, Inc. (Manufacturer of surgical implant devices)	211,425	6,533,033
BroadWing, Inc.* (Provider of various communication services)	73,900	702,050
Caremark Rx, Inc.* (Provider of pharmaceutical services in the United States)	184,200	3,004,302
Celgene Corp.* (Developer of commercialized human pharmaceuticals and agrochemicals)	42,000	1,340,640
Cephalon, Inc.* (Developer of biopharmaceutical products)	11,900	899,462
Concord EFS, Inc.* (Provider of electronic transaction authorization, processing, settlement and transfer services)	58,500	1,917,630
Diamond Offshore Drilling, Inc. (Operator of offshore oil and gas well drilling business)	70,200	2,134,080
Diebold, Inc. (Provider of financial, education and health care services)	9,900	400,356
Documentum, Inc.* (Developer of software products)	54,700	1,188,084
DPL, Inc. (Distributor of electricity)	64,700	1,557,976
ENSCO International, Inc. (Provider of international offshore drilling services)	65,900	1,637,615
EOG Resources, Inc. (Explorer of oil and gas)	44,000	1,720,840
Fiserv, Inc. (Provider of data processing services)	166,500	7,046,280
Garmin Ltd.* (Provider of Global Positioning System (GPS) technology)	48,100	1,025,492
H&R Block, Inc. (Provider of tax consulting and preparation services)	55,100	2,462,970
Internet Security Systems, Inc.* (Provider of security management solutions for the Internet)	14,800	474,488
Invitrogen Corp.* (Developer of research kits)	39,100	2,421,463
Laboratory Corporation of America Holdings* (Developer of medical tests used in patient diagnosis, monitoring and treatment)	54,500	4,406,325
Lam Research Corp.* (Manufacturer of plasma etching equipment)	31,400	729,108
Legg Mason, Inc. (Provider of various financial services)	125,900	6,292,482
Medarex, Inc.* (Operator of a pharmaceutical company)	35,200	632,192
Mercury Interactive Corp.* (Producer of automated software testing tools)	22,000	747,560
Nabors Industries, Inc.* (Contractor of land drilling)	26,630	914,208
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs)	45,900	1,757,970
OGE Energy Corp. (Provider of electric power and natural gas transmission)	67,900	1,567,132
Pharmaceutical Resources, Inc.* (Holder of subsidiaries that develop and manufacture generic pharmaceuticals products)	43,200	1,460,160
Province Healthcare Co.* (Acquirer and operator of rural hospitals)	23,500	725,210
Radio One, Inc. "D"* (Provider of radio broadcasting)	95,400	1,718,154
Sabre Group Holdings, Inc. "A"* (Provider of online travel reservation capabilities)	29,200	1,236,620
Shaw Group, Inc.* (Manufacturer of piping systems)	62,700	1,473,450
St. Jude Medical, Inc.* (Manufacturer of heart valves)	53,200	4,130,980
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)	306,393	4,865,521
TECO Energy, Inc. (Provider of retail electric service)	56,700	1,487,808
Tiffany & Co. (Operator of jewelry and gift store)	64,800	2,039,256
Time Warner Telecom, Inc. "A"* (Provider of telecommunications services)	42,700	755,363
Universal Health Services, Inc.* (Operator of psychiatric-care facilities)	36,030	1,541,363
UtiliCorp United, Inc. (Provider of multinational energy solutions)	50,600	1,273,602
Veritas DGC, Inc.* (Provider of land, transition zone and marine-based seismic data acquisition)	55,000	1,017,500
Waters Corp.* (Provider of high-performance liquid chromatography products and services)	60,000	2,325,000
Zions Bancorp. (Provider of commercial banking services)	70,400	3,701,630
		88,245,308
Total Common Stocks (Cost $164,995,262)		157,289,278
	Principal Amount ($)	Value ($)
Convertible Bonds 0.4%
United States
Cephalon, Inc., Convertible, 5.25%, 5/1/2006 (Developer of biopharmaceutical products) (Cost $581,000)	581,000	703,917

Repurchase Agreements 2.8%
Salomon Smith Barney, 1.75% to be repurchased at $4,495,656 on 1/2/2002 (b) (Cost $4,495,000)	4,495,000	4,495,000
Total Investment Portfolio - 100.0% (Cost $170,071,262) (a)		162,488,195

* Non-income producing security.
(a) The cost for federal income tax purposes was $170,827,344. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $8,339,149. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,474,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,813,314.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2001, aggregated $122,822,625 and $77,711,661, respectively.

At December 31, 2001, the Global Discovery Portfolio had a net tax basis capital loss carryforward of approximately $24,864,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

From November 1, 2001 through December 31, 2001, the Global Discovery Portfolio incurred approximately $3,960,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Global Discovery Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $170,071,262)	$ 162,488,195
Cash	80
Foreign currency, at value, (cost $1,922,281)	1,935,947
Dividends receivable	103,364
Interest receivable	5,302
Receivable for Portfolio shares sold	307,917
Foreign taxes recoverable	42,799
Unrealized appreciation on forward currency exchange contracts	291,702
Total assets	165,175,306
Liabilities
Payable for investments purchased	7,388,190
Payable for Portfolio shares redeemed	455,172
Accrued management fee	159,680
Other accrued expenses and payables	130,774
Total liabilities	8,133,816
Net assets, at value	$ 157,041,490
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments securities	(7,583,067)
Foreign currency related transactions	302,303
Accumulated net realized gain (loss)	(29,573,057)
Paid-in capital	193,895,311
Net assets, at value	$ 157,041,490
Class A Net Asset Value, offering and redemption price per share ($150,184,921 / 17,267,802 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.70
Class B Net Asset Value, offering and redemption price per share ($6,856,569 / 795,058 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $43,067)	$ 1,165,326
Interest	688,804
Total Income	1,854,130
Expenses: Management fee	1,481,960
Custodian fees	180,457
Accounting fees	148,091
Distribution service fees (Class B)	19,980
Auditing	24,131
Legal	6,770
Trustees' fees and expenses	24,876
Reports to shareholders	6,574
Total expenses, before expense reductions	1,892,839
Expense reductions	(17,074)
Total expenses, after expense reductions	1,875,765
Net investment income (loss)	(21,635)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(27,662,809)
Foreign currency related transactions	(256,752)
(27,919,561)
Net unrealized appreciation (depreciation) during the period on: Investments	(15,786,881)
Foreign currency related transactions	297,245
(15,489,636)
Net gain (loss) on investment transactions	(43,409,197)
Net increase (decrease) in net assets resulting from operations	$ (43,430,832)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (21,635)	$ (377,736)
Net realized gain (loss) on investment transactions	(27,919,561)	2,036,132
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,489,636)	(16,424,584)
Net increase (decrease) in net assets resulting from operations	(43,430,832)	(14,766,188)
Distributions to shareholders from: Net investment income: Class A	-	(986,284)
Class B	-	(49,881)
Net realized gains: Class A	(2,677,843)	(5,917,706)
Class B	(162,230)	(438,954)
Portfolio share transactions: Class A Proceeds from shares sold	161,605,840	177,758,322
Reinvestment of distributions	2,677,843	6,903,990
Cost of shares redeemed	(129,432,610)	(75,515,456)
Net increase (decrease) in net assets from Class A share transactions	34,851,073	109,146,856
Class B Proceeds from shares sold	1,138,358	6,835,369
Reinvestment of distributions	162,230	488,835
Cost of shares redeemed	(2,492,123)	(1,885,145)
Net increase (decrease) in net assets from Class B share transactions	(1,191,535)	5,439,059
Increase (decrease) in net assets	(12,611,367)	92,426,902
Net assets at beginning of period	169,652,857	77,225,955
Net assets at end of period	$ 157,041,490	$ 169,652,857
Other Information
Class A Shares outstanding at beginning of period	13,514,198	5,348,352
Shares sold	17,691,979	13,444,650
Shares issued to shareholders in reinvestment of distributions	265,396	559,481
Shares redeemed	(14,203,771)	(5,838,285)
Net increase (decrease) in Portfolio shares	3,753,604	8,165,846
Shares outstanding at end of period	17,267,802	13,514,198
Class B Shares outstanding at beginning of period	921,916	512,155
Shares sold	125,458	510,443
Shares issued to shareholders in reinvestment of distributions	16,191	39,775
Shares redeemed	(268,507)	(140,457)
Net increase (decrease) in Portfolio shares	(126,858)	409,761
Shares outstanding at end of period	795,058	921,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Global Discovery Portfolio

Class A(a)

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.76	$ 13.18	$ 8.04	$ 7.08	$ 6.33
Income (loss) from investment operations: Net investment income[b]	(.00)***	(.03)	(.06)	(.03)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.87)	(.62)	5.30	1.18	.81
Total from investment operations	(2.87)	(.65)	5.24	1.15	.78
Less distributions from: Net investment income	-	(.11)	-	(.12)	(.02)
Net realized gains on investment transactions	(.19)	(.66)	(.10)	(.07)	(.01)
Total distributions	(.19)	(.77)	(.10)	(.19)	(.03)
Net asset value, end of period	$ 8.70	$ 11.76	$ 13.18	$ 8.04	$ 7.08
Total Return (%)	(24.59)	(5.29)	65.88	16.44[c]	12.38[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	159	71	25	18
Ratio of expenses before expense reductions (%)	1.23[d]	1.28	1.63	1.79	1.79
Ratio of expenses after expense reductions (%)	1.22[d]	1.28	1.63	1.72	1.50
Ratio of net investment income (loss) (%)	.00[e]	(.25)	(.66)	(.40)	(.44)
Portfolio turnover rate (%)	56	66	70	54	83

Class B

Years Ended December 31,	2001	2000	1999	1998	1997[f]
Selected Per Share Data
Net asset value, beginning of period	$ 11.69	$ 13.11	$ 8.01	$ 7.07	$ 6.20
Income (loss) from investment operations: Net investment income[b]	(.02)	(.07)	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.86)	(.61)	5.28	1.18	.91
Total from investment operations	(2.88)	(.68)	5.20	1.13	.87
Less distributions from: Net investment income	-	(.08)	-	(.12)	-
Net realized gains on investment transactions	(.19)	(.66)	(.10)	(.07)	-
Total distributions	(.19)	(.74)	(.10)	(.19)	-
Net asset value, end of period	$ 8.62	$ 11.69	$ 13.11	$ 8.01	$ 7.07
Total Return (%)	(24.96)	(5.42)	65.63	16.18[c]	14.03c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	11	7	4	2
Ratio of expenses before expense reductions (%)	1.48[d]	1.53	1.88	2.04	2.00*
Ratio of expenses after expense reductions (%)	1.47[d]	1.53	1.88	1.98	1.75*
Ratio of net investment income (loss) (%)	(.25)	(.52)	(.91)	(.69)	(.89)*
Portfolio turnover rate (%)	56	66	70	54	83

a On May 2, 1997 existing shares were redesignated as Class A shares.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22%, and 1.47% and 1.47% for Class A and Class B, respectively.
e Less than .005%
f For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.
* Annualized ** Not annualized *** Less than $.005 per share

Portfolio Management Discussion December 31, 2001

International Portfolio

Dear Shareholders,

Global markets declined for the bulk of the annual period ending December 31, 2001. Swings in market sentiment were both powerful and frequent as the economic backdrop deteriorated in fits and starts. Investor nervousness about the corporate earnings slowdown, rising oil prices, and widespread economic malaise hurt stock prices, and the events of September 11 only made these problems worse. In the final months of the year, however, global markets in general rebounded in response to the quick and forceful reaction from global central banks and policy makers.

Of the major international stock markets, Japan's was the weakest performer. The global economic slowdown hit Japan especially hard given the fragile state of its economy. Initially, the Japanese indices rallied briefly on the landslide victory of Prime Minister Koizumi, who assumed leadership of the country on a strongly reformist platform. The market subsequently fell back, however, due to increasing signs of economic slowdown, a weakening yen, and a more sober view of the deflationary pain that would accompany any rigorous reforms.

European markets also retracted significantly from previous highs, though they performed relatively better, with particular help from the United Kingdom. Growth continued to moderate within Europe as a slowing global economy diminished demand - forcing companies to scale back on manufacturing activity and services. Evidence of restructuring continues, however, and Europe is not burdened by imbalances that characterize the U.S. financial system, such as high levels of debt among both consumers and corporations.

Scudder International Portfolio (Class A) declined 30.86 percent against this backdrop, compared with the MSCI EAFE+Canada, which fell 21.40 percent. The most problematic region of the past year was Japan, despite our having significantly curtailed the portfolio's regional exposure earlier in the year. In Europe, the portfolio suffered from too high an exposure to media and publishing stocks, particularly those of companies more dependent on advertising revenues.

During the current period of heightened economic uncertainty, we remain focused first and foremost on security selection, with continued attention to companies with strong market positions, balance sheet strength, and valuation support. We have been moving the portfolio from a defensive tilt to a more opportunistic one, as we expect the liquidity-driven rally to continue and are further encouraged by some signs of stabilization in the U.S. economy, which we believe bodes well for the global economy. Toward that end, we have trimmed the portfolio's positions in consumer staples, utilities, insurance (a subsector of financial), and energy; and have added selectively to semiconductors and tech hardware (both subsectors of technology), materials (a subsector of construction), and industrials (a subsector of manufacturing).

Sincerely,
Your Portfolio Management Team

/s/ Irene T. Cheng
Irene T. Cheng
Lead Portfolio Manager

/s/ Nicholas Bratt
Nicholas Bratt
Portfolio Manager

/s/ Marc J. Slendebroek
Marc J. Slendebroek
Portfolio Manager

Performance Update December 31, 2001

International Portfolio

Growth of an Assumed $10,000 Investment
-- International Portfolio - Class A* -- MSCI EAFE & Canada Index

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
		1-Year	3-Year	5-Year	10-Year*
International Portfolio - Class A*	Growth of $10,000	$6,914	$8,365	$10,810	$18,258
	Average annual total return	-30.86%	-5.78%	1.57%	6.21%
MSCI EAFE & Canada Index	Growth of $10,000	$7,860	$8,711	$10,580	$15,677
	Average annual total return	-21.40%	-4.50%	1.13%	4.60%

* On May 8, 1997, existing shares were redesignated as Class A shares.
Growth of an Assumed $10,000 Investment
-- International Portfolio - Class B** -- MSCI EAFE & Canada Index

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semi-annual periods ended December 31

Comparative Results
		1-Year	3-Year	Life of Portfolio**
International Portfolio - Class B**	Growth of $10,000	$6,919	$8,330	$10,081
	Average annual total return	-30.81%	-5.91%	.17%
MSCI EAFE & Canada Index	Growth of $10,000	$7,860	$8,711	$10,021
	Average annual total return	-21.40%	-4.50%	.05%

** The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

International Portfolio

Geographical (Excludes Cash Equivalents)	12/31/01	12/31/00

Europe	72%	75%
Japan	20%	20%
Pacific Basin	6%	3%
U.S. & Canada	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Financial	17%	27%
Manufacturing	14%	13%
Communications	12%	10%
Technology	9%	5%
Health	8%	5%
Energy	7%	6%
Service Industries	6%	6%
Consumer Discretionary	5%	-
Consumer Staples	5%	9%
Utilities	4%	5%
Other	13%	14%
	100%	100%

Ten Largest Equity Holdings (21.7% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.8%
2. BP PLC Provider of oil internationally	United Kingdom	2.5%
3. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.2%
4. Ericsson LM Producer of advanced systems and products for wired and mobile communications	Sweden	2.2%
5. Total Fina ELF SA Explorer, refiner and transporter of oil and natural gas	France	2.1%
6. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	1.9%
7. Canadian National Railway Co. Operator of railroads in Canada	Canada	1.8%
8. E.On AG Distributor of oil and chemicals	Germany	1.8%
9. Aventis SA Manufacturer of life science products	France	1.7%
10. Bayer AG Producer of chemical products	Germany	1.7%

Geographical, sector diversification and holdings are subject to change.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

International Portfolio

	Shares	Value ($)
Common Stocks 86.8%
Australia 2.0%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	1,230,800	6,596,749
WMC Ltd. (Developer of mineral products)	892,983	4,363,595
		10,960,344
Belgium 0.7%
Interbrew (Operator of brewing business)	140,800	3,859,405
Canada 2.1%
Canadian National Railway Co. (Operator of railroads in Canada)	214,593	10,338,746
Nortel Networks Corp. (Provider of telephone, data and wireless products for the Internet)	184,601	1,384,506
		11,723,252
Denmark 0.7%
Novo Nordisk A/S "B" (Developer, producer and marketer of pharmaceuticals)	93,900	3,841,491
Finland 0.8%
Sonera Oyj (Provider of telecommunication services)	406,900	2,063,823
UPM-Kymmene Oyj (Manufacturer of paper and pulp products)	74,400	2,470,426
		4,534,249
France 14.7%
Alcatel SA (Manufacturer of telecommunications equipment)	71,475	1,223,293
Aventis SA (Manufacturer of life science products)	131,705	9,362,795
BNP Paribas SA (Provider of banking services)	102,612	9,192,566
Carrefour SA (Operator of supermarkets and food retailer)	101,501	5,283,914
Compagnie Generale d'Industrie et de Participations (Producer of automobile components, diagnostic equipment and abrasive pellets)	34,156	1,141,750
Credit Lyonnais SA (Provider of diversified banking services)	137,639	4,600,927
Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel)	4,222,051(d)	4,252,795
France Telecom SA (Provider of telecommunication services)	62,377	2,496,568
Groupe Danone (Producer of food products)	27,742	3,387,902
Lafarge SA (Supplier of various building materials)	61,240	5,726,420
Orange SA* (Provider of cellular telephone services)	195,269	1,771,959
Rhodia SA (Manufacturer of drugs and chemical products)	95,496	764,424
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	64,477	4,816,387
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	125,865	6,058,586
Scor SA (Operator of property, casualty and life reinsurance business)	39,898	1,259,359
Suez SA (Builder of water treatment plants)	262,430	7,953,622
Technip CoFlexip SA (Designer and manufacturer of industrial facilities)	13,101	1,751,734
Total Fina Elf SA (Explorer, refiner, and transporter of oil and natural gas)	80,645	11,530,665
		82,575,666
Germany 12.0%
Allianz AG (Provider of multi-line insurance services)	21,313	5,044,077
AMB Generali Holding AG (Provider of insurance and financial services worldwide)	551	57,957
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	28,519	1,421,080
BASF AG (Producer of chemicals)	88,458	3,299,933
Bayer AG (Producer of chemical products)	291,943	9,290,495
Beiersdorf AG (Supplier of disposable medical products)	12,392	1,396,243
Deutsche Bank AG (Registered) (Provider of financial services) (c)	45,166	3,192,695
E.On AG (Distributor of oil and chemicals)	192,406	10,016,224
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	20,125	761,528
KarstadtQuelle AG (Operator of department stores)	95,633	3,742,354
Man AG (Operator of a commodities trading company)	64,219	1,362,426
Merck KGaA (Manufacturer of pharmaceuticals and speciality chemicals, as well as related products and equipment)	35,474	1,299,644
Metro AG (Operator of building, clothing, electronic and food stores)	97,847	3,445,222
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services)	23,575	6,409,363
SAP AG (Manufacturer of computer software)	32,821	4,306,869
Siemens AG (Manufacturer of electrical and electronic equipment)	185,461	12,374,195
		67,420,305
Italy 2.2%
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	665,500	7,462,791
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	416,700	4,914,235
		12,377,026
Japan 17.2%
Asahi Glass Co., Ltd. (Manufacturer a variety of glass products)	594,000	3,497,303
Canon, Inc. (Producer of visual image and information equipment)	74,000	2,535,440
Dai Nippon Printing Co., Ltd. (Operator of printing business)	76,000	756,363
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	460,000	2,407,810
Fast Retailing Co., Ltd. (Operator of casual clothes retail chain)	14,300	1,266,717
Hitachi Ltd. (Manufacturer of general electronics)	219,000	1,597,204
Ito-Yokado Co., Ltd. (Operator of leading supermarkets)	39,000	1,754,007
Kajima Corp. (Contractor engaged in large-scale civil engineering projects)	514,000	1,390,139
Matsushita Communication Industrial Co., Ltd. (Manufacturer of mobile and car audio telecommunications equipment)	50,000	1,348,477
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	287,000	3,669,536
Mitsubishi Corp. (Operator of a general trading company)	485,000	3,135,569
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	603,000	4,393,201
Mitsui & Co., Ltd. (Operator of a general trading company)	610,000	3,007,597
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	707,000	5,371,116
Mizuho Holdings, Inc. (Provider of financial services)	225	456,393
Murata Manufacturing Co., Ltd. (Manufacturer of computers)	37,100	2,215,346
NEC Corp. (Manufacturer of telecommunication and computer equipment)	519,000	5,271,617
Nikko Cordial Corp. (Provider of financial services)	1,014,000	4,506,495
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services)	560	1,816,607
Nippon Unipac Holdings (Manager and controller of subsidiaries which manufacture paper and pulp products)	363	1,613,272
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	1,207,000	6,372,901
Nomura Securities Co., Ltd. (Provider of financial services)	492,000	6,279,420
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	323	3,778,926
OJI Paper Co., Ltd. (Manufacturer of paper and paper goods)	389,000	1,539,687
Sankyo Co., Ltd. (Manufacturer of pharmaceuticals)	260,000	4,434,399
Sega Corp.* (Maker of commercial amusement equipment)	130,000	2,582,618
Sharp Corp. (Manufacturer of consumer and industrial electronics)	550,000	6,405,455
SMC Corp. (Manufacturer of pneumatic equipment)	14,700	1,489,767
Sony Corp. (Manufacturer of consumer electronic products)	145,400	6,616,622
Taisei Corp. (Builder of residential and commercial bulidings)	689,000	1,486,561
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	69,000	3,108,486
		96,105,051
Korea 1.9%
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	49,690	10,554,633
Netherlands 3.7%
ASML Holding NV* (Developer of photolithography projection systems)	88,900	1,546,871
DSM NV (Manufacturer of chemicals)	78,700	2,876,981
Elsevier NV (Publisher of scientific, professional, business and consumer information books)	156,900	1,857,349
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	36,500	3,098,850
Heineken NV (Producer of alcoholic beverages)	66,625	2,529,399
IHC Caland NV (Supplier of materials for offshore oilfields)	30,900	1,446,073
Koninklinjke KPN NV* (Provider of telecommunications services)	561,200	2,856,448
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	145,667	4,681,004
		20,892,975
Spain 2.1%
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	199,400	3,805,523
Telefonica SA* (Provider of telecommunication services)	582,159	7,799,615
		11,605,138
Sweden 2.2%
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	2,252,200	12,284,727
Switzerland 6.4%
Credit Suisse Group (Provider of various financial services, including investment and insurance services)	163,764	6,994,746
Nestle SA (Registered) (Producer and seller of food products)	25,225	5,387,096
Roche Holding AG (Developer of pharmaceutical and chemical products)	37,548	2,684,265
Serono SA "B" (Developer and marketer of biotechnology products)	6,456	5,643,547
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	61,961	6,242,451
Syngenta AG* (Producer of seeds and chemicals)	58,408	3,030,338
UBS AG (Registered) (Provider of commercial and investment banking services)	114,661	5,796,689
		35,779,132
Taiwan 1.3%
Hon Hai Precision Industry Co., Ltd. (ADR) (Manufacturer of electronic products)	72	329
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	2,868,400	7,174,075
		7,174,404
United Kingdom 16.8%
Anglo American PLC (Producer of mining and natural resources products)	127,140	1,927,188
BAE Systems PLC (Producer of military aircraft)	1,067,216	4,809,547
BP PLC (Provider of oil internationally)	1,789,414	13,913,721
Compass Group PLC (Operator of an international food service group)	352,158	2,640,803
GlaxoSmithKline PLC (Developer of vaccines, health related consumer products, prescriptions and OTC medicines)	344,445	8,641,644
J Sainsbury PLC (Distributor of food)	937,326	4,995,316
Pearson PLC (Operator of a diversified media and entertainment holding company)	507,027	5,839,811
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	909,175	7,545,944
Reuters Group PLC (Provider of international news and information)	756,627	7,491,727
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	403,276	7,727,686
Shell Transport & Trading PLC (Provider of oil internationally)	996,521	6,848,882
Vodafone Group PLC (Provider of mobile telecommunication services)	8,223,625	21,524,021
		93,906,290
Total Common Stocks (Cost $504,425,243)		485,594,088

Warrants 0.0%
France
Cap Gemini SA* (Provider of computer software) (Cost $78,236)	34,156	14,005

Participating Loan Note 0.3%
Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon 1.0% to 12/31/2005, 1.0% plus 26.45% of net available cash flows to 4/30/2040 (Provider of finances for the Eurotunnel project) (Cost $2,218,612)	1,700 (b)	1,757,841
	Principal Amount ($)	Value ($)
Short-Term Investments 12.9%
Federal Home Loan Bank, 1.47%**, 1/2/2002	50,000,000	49,997,958
Federal National Mortgage Association, 2.05%**, 1/2/2002	22,134,000	22,132,740
Total Short-Term Investments (Cost $72,130,698)		72,130,698
Total Investment Portfolio - 100.0% (Cost $578,852,789) (a)		559,496,632

* Non-income producing security.
** Annualized yield at time of purchase, not a coupon rate.
(a) The cost for federal income tax purposes was $585,001,888. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $25,505,256. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,829,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $58,334,831.
(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.
(c) Affiliated company (see Notes to Financial Statements).
(d) Represents number of units.

Purchases and sales of investment securities (excluding short-term investment), for the year ended December 31, 2001, aggregated $592,334,358 and $598,398,551, respectively.

At December 31, 2001, the International Portfolio had a net tax basis capital loss carryforward of approximately $133,060,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

From November 1, 2001 through December 31, 2001, the International Portfolio incurred approximately $17,769,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

International Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $578,852,789)	$ 559,496,632
Cash	7,570
Foreign currency, at value (cost $1,090,982)	1,077,562
Receivable for investments sold	422,092
Dividends receivable	196,244
Receivable for Portfolio shares sold	499,500
Foreign taxes recoverable	734,841
Unrealized appreciation on forward currency exchange contracts	1,174,467
Total assets	563,608,908
Liabilities
Payable for Portfolio shares redeemed	47,125,253
Accrued management fee	434,500
Other accrued expenses and payables	189,429
Total liabilities	47,749,182
Net assets, at value	$ 515,859,726
Net Assets
Net assets consist of: Undistributed net investment income	2,647,536
Net unrealized appreciation (depreciation) on: Investments	(19,356,157)
Foreign currency related transactions	1,161,638
Accumulated net realized gain (loss)	(156,978,384)
Paid-in capital	688,385,093
Net assets, at value	$ 515,859,726
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($512,640,973 / 63,646,512 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.05
Class B Net Asset Value, offering and redemption price per share ($3,218,753 / 400,769 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,404,465)	$ 7,822,584
Interest	2,444,375
Total Income	10,266,959
Expenses: Management fee	5,296,558
Custodian fees	318,563
Accounting fees	434,504
Distribution service fees (Class B)	3,375
Auditing	21,952
Legal	37,723
Trustees' fees and expenses	88,897
Reports to shareholders	31,950
Registration fees	40,383
Other	49,854
Total expenses, before expense reductions	6,323,759
Expense reductions	(74,892)
Total expenses, after expense reductions	6,248,867
Net investment income (loss)	4,018,092
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(153,535,738)
Foreign currency related transactions	(1,008,877)
(154,544,615)
Net unrealized appreciation (depreciation) during the period on: Investments	(37,107,056)
Foreign currency related transactions	1,161,825
(35,945,231)
Net gain (loss) on investment transactions	(190,489,846)
Net increase (decrease) in net assets resulting from operations	$ (186,471,754)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 4,018,092	$ 3,955,876
Net realized gain (loss) on investment transactions	(154,544,615)	121,550,712
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,945,231)	(292,581,750)
Net increase (decrease) in net assets resulting from operations	(186,471,754)	(167,075,162)
Distributions to shareholders from: Net investment income: Class A	(2,533,964)	(4,323,565)
Class B	(1,002)	(1,773)
Net realized gains: Class A	(118,779,550)	(87,912,485)
Class B	(132,698)	(81,114)
Portfolio share transactions: Class A Proceeds from shares sold	7,467,638,462	4,177,908,200
Reinvestment of distributions	121,313,514	92,236,050
Cost of shares redeemed	(7,488,719,564)	(4,165,548,420)
Net increase (decrease) in net assets from Class A share transactions	100,232,412	104,595,830
Class B Proceeds from shares sold	4,045,454	492,244
Reinvestment of distributions	133,700	82,887
Cost of shares redeemed	(1,183,287)	(218,125)
Net increase (decrease) in net assets from Class B share transactions	2,995,867	357,006
Increase (decrease) in net assets	(204,690,689)	(154,441,263)
Net assets at beginning of period	720,550,415	874,991,678
Net assets at end of period (including undistributed net investment income of $2,647,536 and $3,102,624, respectively)	$ 515,859,726	$ 720,550,415
Other Information
Class A Shares outstanding at beginning of period	50,467,229	42,980,529
Shares sold	781,961,786	257,448,566
Shares issued to shareholders in reinvestment of distributions	11,870,206	5,610,465
Shares redeemed	(780,652,709)	(255,572,331)
Net increase (decrease) in Portfolio shares	13,179,283	7,486,700
Shares outstanding at end of period	63,646,512	50,467,229
Class B Shares outstanding at beginning of period	53,819	33,910
Shares sold	462,331	28,073
Shares issued to shareholders in reinvestment of distributions	13,134	5,057
Shares redeemed	(128,515)	(13,221)
Net increase (decrease) in Portfolio shares	346,950	19,909
Shares outstanding at end of period	400,769	53,819

The accompanying notes are an integral part of the financial statements.

Financial Highlights

International Portfolio

Class A(a)

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 14.26	$ 20.34	$ 14.56	$ 14.11	$ 13.25
Income (loss) from investment operations: Net investment income[b]	.06	.08	.12[c]	.13	.14
Net realized and unrealized gain (loss) on investment transactions	(3.97)	(4.24)	7.17	2.29	1.04
Total from investment operations	(3.91)	(4.16)	7.29	2.42	1.18
Less distributions from: Net investment income	(.05)	(.09)	(.02)	(.26)	(.21)
Net realized gains on investment transactions	(2.25)	(1.83)	(1.49)	(1.71)	(.11)
Total distributions	(2.30)	(1.92)	(1.51)	(1.97)	(.32)
Net asset value, end of period	$ 8.05	$ 14.26	$ 20.34	$ 14.56	$ 14.11
Total Return (%)	(30.86)	(21.70)	54.51	18.49	9.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	513	720	874	509	427
Ratio of expenses before expense reductions (%)	1.01[e]	.96	1.03	1.04	1.00
Ratio of expenses after expense reductions (%)	1.00[e]	.96	1.03	1.04	1.00
Ratio of net investment income (loss) (%)	.64	.48	.76	.90	.94
Portfolio turnover rate (%)	105	79	86	71	61

Class B

Years Ended December 31,	2001	2000	1999	1998	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 14.19	$ 20.24	$ 14.51	$ 14.08	$ 13.76
Income (loss) from investment operations: Net investment income[b]	.05	.04	.08[c]	.10	.00[f]
Net realized and unrealized gain (loss) on investment transactions	(3.94)	(4.22)	7.14	2.29	.32
Total from investment operations	(3.89)	(4.18)	7.22	2.39	.32
Less distributions from: Net investment income	(.02)	(.04)	-	(.25)	-
Net realized gains on investment transactions	(2.25)	(1.83)	(1.49)	(1.71)	-
Total distributions	(2.27)	(1.87)	(1.49)	(1.96)	-
Net asset value, end of period	$ 8.03	$ 14.19	$ 20.24	$ 14.51	$ 14.08
Total Return (%)	(30.81)	(21.89)	54.13	18.28	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.77		.69	.37	.35
Ratio of expenses before expense reductions (%)	1.26[e]	1.21	1.28	1.28	1.24*
Ratio of expenses after expense reductions (%)	1.25[e]	1.21	1.28	1.28	1.24*
Ratio of net investment income (loss) (%)	.39	.23	.53	.69	(.00)g*
Portfolio turnover rate (%)	105	79	86	71	61**

a On May 8, 1997, existing shares were designated as Class A shares.
b Based on average shares outstanding during the period.
c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.
d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00% and 1.00%, and 1.25% and 1.25% for Class A and Class B, respectively.
f Amount shown is less than $.005.
g Amount shown is less than .005%.
* Annualized
** Not annualized

Portfolio Management Discussion December 31, 2001

Health Sciences Portfolio

Dear Shareholders,

We are pleased to report that Scudder Health Sciences Portfolio outperformed the unmanaged Standard & Poor's 500 Index for the period ended December 31, 2001. The portfolio rose 6.50 percent while the index fell 7.22 percent for the period from May 1, 2001 (commencement of operations) to December 31, 2001.

Since it began operating, the portfolio's diversified approach to health care stock selection - particularly its balanced combination of health care service, medical device, biotechnology, and specialty and large-cap pharmaceutical stocks - served the portfolio well. Solid earnings growth helped many health care stocks provide positive results amid exceptional overall market weakness.

Between May and December, we boosted the portfolio's weighting in health care services stocks. The fund's positioning is primarily in hospital management stocks. Hospitals are enjoying some of the best earnings growth prospects in more than a decade amid an improvement in admissions, prices,and demographic trends.

On the other hand, many large-cap pharmaceutical stocks performed poorly during the year. Some major companies in this segment face fundamental earnings weakness because patents on some of their most profitable and top-selling products are expiring. We avoided some large-cap pharmaceutical stocks within the S&P 500, and this helped boost performance. Growth prospects among specialty pharmaceutical companies appear much brighter than prospects for large-cap pharmaceutical firms. New generic versions of several prescription drugs, including Prozac, an anti-depression drug, boosted industry sales this past year, benefiting specialty pharmaceutical firms.

Over the long term, we believe biotechnology may have the greatest growth potential of any industry within the health care sector. The portfolio's largest weighting is within this segment. We anticipate a significant increase in the number of new drugs that will treat illnesses more effectively and also reduce side effects. We have seen that happen in the areas of cancer, rheumatoid arthritis, and some respiratory disorders and have seen more advances in the treatment of diabetes and cardiovascular disease. However, we are also mindful that biotechnology stock prices are more volatile than other segments of health care, so we avoid being overexposed to this area. We believe most investors would prefer solid, consistent performance to a strategy that seeks top-level performance with a higher level of risk.

In our view, the long-term demographic picture will clearly continue to favor health care investors. Specialty and generic pharmaceutical firms could do especially well in an environment where the public demands affordable access to a wider variety of medicines and more specific medicines tailored to a person's biochemistry and genetic makeup. We see more partnerships evolving between large-cap pharmaceutical firms that face patent expirations and biotech and emerging companies that may excel at research but lack the capital resources to shepherd products through a long and expensive regulatory regime and clinical review.

Sincerely,

Your Portfolio Management Team

/s/ James E. Fenger
James E. Fenger
Lead Portfolio Manager

/s/ Anne T. Carney
Anne T. Carney
Portfolio Manager

Performance Update December 31, 2001

Health Sciences Portfolio

Growth of an Assumed $10,000 Investment
-- Health Sciences Portfolio* -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
		Life of Portfolio*
Health Sciences Portfolio	Growth of $10,000	$10,650
	Cumulative total return	6.50%
S&P 500 Index	Growth of $10,000	$9,278
	Cumulative total return	-7.22%

* The Fund commenced operations on May 1, 2001. Index comparisons begin April 30, 2001.

Returns in the period shown reflect a temporary fee and/or expense waiver. Without this waiver, returns would have been lower.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Portfolio Summary December 31, 2001

Health Sciences Portfolio

Asset Allocation	12/31/01

Common Stocks	89%
Cash Equivalents	11%
100%

Diversification (Excludes Cash Equivalents)	12/31/01

Health Care Services	20%
Small Cap Biotechnology	16%
Major Pharmaceuticals	16%
Medical Devices & Supplies	15%
Large Cap Biotechnology	14%
Specialty Pharmaceuticals	12%
Life Science Instruments & Reagents	6%
Diversified Manufacturing	1%
100%

Ten Largest Equity Holdings at December 31, 2001 (28.9% of Portfolio)
1. Abbott Laboratories Developer of health care products and services	4.9%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.0%
3. American Home Products Corp. Manufacturer and retailer of pharmaceuticals and consumer health care products	3.7%
4. HCA-The Healthcare Co. Operator of hospitals and health care facilities	3.0%
5. Tenet Healthcare Corp. Operator of specialty and general hospitals	2.5%
6. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.3%
7. Cephalon, Inc. Developer of biopharmaceutical products	2.2%
8. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.2%
9. Charles River Laboratories International, Inc. Producer of research tools and services for drug discovery	2.1%
10. Forest Laboratories, Inc. Developer, manufacturer, and seller of both branded and generic forms of ethical products	2.0%

Asset allocation, sector diversification and holdings are subject to change.

A quarterly summary and portfolio holdings are available upon request.

Investment Portfolio as of December 31, 2001

Health Sciences Portfolio

	Shares	Value ($)
Common Stocks 88.6%
Health 87.8%
Health Care Services 17.5%
AmerisourceBergen Corp.	10,900	692,695
Caremark Rx, Inc.*	83,000	1,353,730
HCA-The Healthcare Co.	45,500	1,753,570
Laboratory Corp. of America Holdings*	7,300	590,205
McKesson HBOC, Inc.	18,200	680,680
Medcath Corp.*	8,100	135,918
Priority Health Corp.*	14,400	506,736
Province Healthcare Co.*	27,700	854,822
Quest Diagnostics, Inc.*	5,900	423,089
Select Medical Corp.*	10,800	173,664
Tenet Healthcare Corp.*	24,500	1,438,640
Triad Hospitals, Inc.*	26,100	766,035
Universal Health Services, Inc.*	21,200	906,936
		10,276,720
Large Cap Biotechnology 12.5%
Amgen, Inc.*	19,900	1,123,156
Biogen, Inc.*	15,900	911,865
Genentech, Inc.*	23,300	1,264,025
Genzyme Corp. (General Division)*	13,600	814,096
Gilead Sciences, Inc.*	16,000	1,051,520
IDEC Pharmaceuticals Corp.*	15,900	1,095,987
MedImmune, Inc. *	22,800	1,056,780
		7,317,429
Life Science Instruments & Reagents 5.4%
Charles River Laboratories International, Inc.*	35,900	1,201,932
Invitrogen Corp.*	16,300	1,009,459
Techne Corp.*	7,900	291,115
Waters Corp.*	17,399	674,249
		3,176,755
Major Pharmaceuticals 14.0%
American Home Products Corp.	35,800	2,196,688
Aventis SA	7,000	497,624
Eli Lilly & Co.	12,500	981,750
GlaxoSmithKline PLC (ADR)	19,950	993,909
Pfizer, Inc.	58,600	2,335,210
Pharmacia Corp.	18,400	784,760
Sanofi-Synthelabo SA	5,700	425,786
		8,215,727
Medical Devices & Supplies 13.2%
Abbott Laboratories	52,000	2,899,000
Baxter International, Inc.	16,300	874,169
Biomet, Inc.	33,400	1,032,060
Diagnostic Products Corp.	10,300	452,685
Johnson & Johnson	19,300	1,140,630
Medtronic, Inc.	12,400	635,004
TheraSense, Inc.*	3,100	76,880
Zimmer Holdings, Inc.*	20,500	626,070
		7,736,498
Small Cap Biotechnology 14.6%
Alkermes, Inc.*	9,500	250,420
Celgene Corp.*	13,800	440,496
Celltech Group PLC*	39,900	507,780
Cephalon, Inc.*	17,300	1,307,621
Cubist Pharmaceuticals, Inc.*	8,100	291,276
Enzon, Inc.*	6,400	360,192
Exelixis, Inc.*	11,100	184,482
ICOS Corp.*	8,700	499,728
ILEX Oncology, Inc.*	20,800	562,432
ImmunoGen, Inc.*	24,900	412,842
Inspire Pharmaceuticals, Inc.*	29,400	414,246
Neurocrine Biosciences, Inc.*	12,500	641,375
NPS Pharmaceuticals, Inc.*	26,600	1,018,780
OSI Pharmaceuticals, Inc.*	11,900	544,306
Protein Design Labs, Inc.*	8,300	273,319
Transkaryotic Therapies, Inc.*	13,700	586,360
XOMA Ltd.*	26,200	258,070
		8,553,725
Specialty Pharmaceuticals 10.6%
Altana AG	10,600	528,190
Barr Laboratories, Inc.*	7,400	587,264
Forest Laboratories, Inc.*	14,400	1,180,080
ICN Pharmaceuticals, Inc.	16,300	546,050
King Pharmaceuticals, Inc.*	15,933	671,257
Kyorin Pharmaceutical Co., Ltd.	17,000	439,110
Novo Nordisk A/S	12,500	511,381
Pharmaceutical Resources, Inc.*	18,800	635,440
Sicor, Inc.*	15,000	235,200
Teva Pharmaceutical Industries, Ltd. (ADR)	14,600	899,798
		6,233,770
Manufacturing 0.8%
Diversified Manufacturing
Tyco International Ltd.	7,600	447,640
Total Common Stocks (Cost $49,463,054)		51,958,264
	Principal Amount ($)	Value ($)
Cash Equivalents 11.4%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,671,924)	6,671,924	6,671,924
Total Investment Portfolio - 100.0% (Cost $56,134,978) (a)		58,630,188

* Non-income producing security.
(a) The cost for federal income tax purposes was $56,313,766. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $2,316,422. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,977,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $661,404.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2001, aggregated $54,665,681 and $4,737,412, respectively.

At December 31, 2001, the Health Sciences Portfolio had a net tax basis capital loss carryforward of approximately $305,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

From November 1, 2001 through December 31, 2001, the Health Sciences Portfolio incurred approximately $22,400 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Health Sciences Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $56,134,978)	$ 58,630,188
Cash	10,000
Dividends receivable	12,450
Interest receivable	7,937
Receivable for Portfolio shares sold	477,784
Total assets	59,138,359
Liabilities
Payable for investments purchased	3,081,953
Payable for Portfolio shares redeemed	4,692
Accrued management fee	33,927
Other accrued expenses and payables	39,535
Total liabilities	3,160,107
Net assets, at value	$ 55,978,252
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	2,495,210
Foreign currency related transactions	(2,619)
Accumulated net realized gain (loss)	(505,994)
Paid-in capital	53,991,655
Net assets, at value	$ 55,978,252
Net Asset Value
Net Asset Value, offering and redemption price per share ($55,978,252 / 5,257,558 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period May 1, 2001 (commencement of operations) to December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $596)	$ 43,775
Interest	44,597
Total Income	88,372
Expenses: Management fee	94,344
Custodian fees	12,900
Accounting fees	33,884
Auditing	17,738
Legal	1,126
Trustees' fees and expenses	1,736
Reports to shareholders	2,754
Registration fees	12,056
Other	362
Total expenses, before expense reductions	176,900
Expense reductions	(57,410)
Total expenses, after expense reductions	119,490
Net investment income (loss)	(31,118)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(505,994)
Foreign currency related transactions	(2,861)
(508,855)
Net unrealized appreciation (depreciation) during the period on: Investments	2,495,210
Foreign currency related transactions	(2,619)
2,492,591
Net gain (loss) on investment transactions	1,983,736
Net increase (decrease) in net assets resulting from operations	$ 1,952,618

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period May 1, 2001 (commencement of operations) to December 31, 2001
Operations: Net investment income (loss)	$ (31,118)
Net realized gain (loss) on investment transactions	(508,855)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,492,591
Net increase (decrease) in net assets resulting from operations	1,952,618
Portfolio share transactions: Proceeds from shares sold	54,604,262
Cost of shares redeemed	(1,078,628)
Net increase (decrease) in net assets from Portfolio share transactions	53,525,634
Increase (decrease) in net assets	55,478,252
Net assets at beginning of period (original capital)	500,000
Net assets at end of period	$ 55,978,252
Other Information
Shares outstanding at beginning of period (original capital)	50,000
Shares sold	5,315,141
Shares redeemed	(107,583)
Net increase (decrease) in Portfolio shares	5,207,558
Shares outstanding at end of period	5,257,558

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Health Sciences Portfolio

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.67
Total from investment operations	.65
Net asset value, end of period	$ 10.65
Total Return (%)	6.50c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56
Ratio of expenses before expense reductions (%)	1.40*
Ratio of expenses after expense reductions (%)	.95*
Ratio of net investment income (loss) (%)	(.25)*
Portfolio turnover rate (%)	34*

a For the period May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series I, formerly Scudder Variable Life Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company organized as a Massachusetts business trust. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio (formerly Small Company Growth Portfolio), Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio (which commenced operations on May 1, 2001). The Fund is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and Health Sciences Portfolio. Two classes of shares (Class A shares and Class B shares) are offered for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fees under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net assets value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the initial value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

The Bond Portfolio entered into futures contracts during the year ended December 31, 2001.

Forward Currency Exchange Contracts. A forward currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses on forward currency exchange contracts are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Global Discovery Portfolio and International Portfolio entered into forward currency exchange contracts during the year ended December 31, 2001.

Mortgage Dollar Rolls. The Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

The Bond Portfolio and Balanced Portfolio entered into mortgage dollar rolls during the year ended December 31, 2001.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2001, the Portfolios' components of distributable earnings on a tax-basis are as follows:

Portfolio	Undistributed ordinary income*	Undistributed net long-term capital gains	Capital loss carryforwards	Unrealized gain (loss) on investments
Money Market Portfolio	$ -	$ -	$ 7,200	$ -
Bond Portfolio	8,354,473	-	3,776,000	(1,168,494)
Balanced Portfolio	4,157,711	-	13,346,000	13,164,416
Growth and Income Portfolio	1,578,675	-	12,650,000	6,411,255
Capital Growth Portfolio	2,188,549	-	18,038,000	(11,229,105)
21st Century Growth Portfolio	-	-	13,382,000	3,185,757
Global Discovery Portfolio	-	-	24,864,000	(8,339,149)
International Portfolio	3,818,719	-	133,060,000	(25,505,256)
Health Sciences Portfolio	-	-	305,000	2,316,422

In addition, during the year ended December 31, 2001 the tax character of distributions paid by the Portfolios are summarized as follows:

Portfolio	Distributions from ordinary income*	Distributions from long-term capital gains
Money Market Portfolio	$ (4,834,222)	$ -
Bond Portfolio	(6,205,341)	-
Balanced Portfolio	(4,704,742)	(7,232,663)
Growth and Income Portfolio	(2,209,728)	(4,219,419)
Capital Growth Portfolio	(11,450,868)	(108,640,499)
21st Century Growth Portfolio	-	-
Global Discovery Portfolio	-	(2,840,073)
International Portfolio	(2,534,966)	(118,912,248)
Health Sciences Portfolio	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding tax. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts and premiums are accreted/amortized for financial reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50% and 16%, respectively.

Bond Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 28%, 20%, 13% and 10%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 40%, 36% and 15%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 27%, 24% and 21%, respectively. One Participating Insurance Company was owner of record of 95% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 15% and 12%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59%, 18% and 15%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 30% and 12%, respectively. One Participating Insurance Company was owner of record of 98% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 20%, 14% and 12%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 10%, respectively.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 80% and 19%, respectively.

C. Related Parties

Under the Trust's management agreement with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below.

Portfolio	Annual Management Fee Rate
Money Market Portfolio	0.370%
Bond Portfolio	0.475%
Balanced Portfolio	0.475%
Growth and Income Portfolio	0.475%
21st Century Growth Portfolio	0.875%
Global Discovery Portfolio	0.975%

The Capital Growth Portfolio pays ZSI a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2001, the Capital Growth Portfolio incurred a management fee equivalent to an annual effective rates of 0.46% of the Portfolio's average annual daily net assets.

The International Portfolio pays ZSI a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2001, the International Portfolio incurred a management fee equivalent to an annual effective rates of 0.84% of the Portfolio's average annual daily net assets.

The Health Sciences Portfolio pays ZSI a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the period May 1, 2001 (commencement of operations) to December 31, 2001, the Health Sciences Portfolio incurred a management fee equivalent to an annual effective rate of 0.56% of the Portfolio's average annual daily net assets. During the period the Portfolio waived a portion of Management Fee which aggregated $23, 371 and additionally waived all accounting fees.

Until April 30, 2002, the Advisor has agreed to maintain the expenses for the 21st Century Portfolio, the Global Discovery Portfolio and the Health Sciences Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.50%, 1.25% and 0.95%, respectively, of average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Portfolio's investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Portfolio's shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer and shareholder service agent of the Fund.

In accordance with the Master Distribution Plan, Scudder Investor Services, Inc. ("SIS"), a subsidiary of the Advisor, receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SIS remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's statement of operations.

The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the period ended December 31, 2001 are detailed in each Portfolio's statement of operations. In addition, a one-time fee was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear all of such costs.

Portfolio	Trustee Severance Absorbed by ZSI ($)
Money Market Portfolio	3,157
Bond Portfolio	10,131
Balanced Portfolio	18,941
Growth and Income Portfolio	19,724
Capital Growth Portfolio	112,425
21st Century Growth Portfolio	2,636
Global Discovery Portfolio	17,074
International Portfolio	74,892

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated Funds' investments in the QP Trust. Distributions from the QP Trust to the Portfolios are reflected as interest income on the Statement of Operations. The distributions for the year ended December 31, 2001 were as follows:

Portfolio	Distribution ($)
Bond Portfolio	400,971
Balanced Portfolio	166,740
Growth and Income Portfolio	174,030
Capital Growth Portfolio	614,122
21st Century Growth Portfolio	83,291
Health Sciences Portfolio	42,498

D. Forward Foreign Currency Commitments

As of December 31, 2001, the Global Discovery Portfolio had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $291,702:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	868,051,050	USD	6,900,000	2/13/2002	291,702

As of December 31, 2001, the International Portfolio had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $1,174,467:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	2,771,522,424	USD	21,780,000	3/19/2002	645,712
JPY	2,786,859,900	USD	21,780,000	3/19/2002	528,755

Currency Abbreviation
JPY	Japanese Yen
USD	U.S. Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expense. During the year ended December 31, 2001, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market Portfolio	1,401
Bond Portfolio	4,070
Balanced Portfolio	271
Growth and Income Portfolio	324
Capital Growth Portfolio	1,044
21st Century Growth Portfolio	1,319
Health Sciences Portfolio	155

G. Reorganization

ZSI has completed a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program streamlines the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

H. Change in Accounting Principle

As required, effective January 1, 2001, each Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, each Portfolio did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The following Portfolios were impacted by the adoption of the audit guide as follows:

Bond Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $37,797 reduction in cost of securities and a corresponding $37,797 increase in net unrealized appreciation, based on securities held by the Bond Portfolio on January 1, 2001. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $420,287, increase net unrealized appreciation by $172,085 and increase net realized gains by $248,202. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Balanced Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $36,999 reduction in cost of securities and a corresponding $36,999 increase in net unrealized appreciation, based on securities held by the Balanced Portfolio on January 1, 2001. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $183,021, increase net unrealized appreciation by $190,339 and decrease net realized gains by $7,318. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees and Shareholders of Scudder Variable Series I (formerly Scudder Variable Life Investment Fund):

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Series I (the "Fund") at December 31, 2001 and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2002

Tax Information (Unaudited)

The Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio and International Portfolio paid distributions of $0.515, $0.217, $2.305, $0.186 and $2.25 per share, respectively, from net long-term capital gains during the year ended December 31, 2001, of which 100% represents 20% rate gains.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 2001 which qualify for the dividends received deduction are as follows: Balanced Portfolio 20%, Growth and Income Portfolio 100%, and Capital Growth Portfolio 100%.

The International Portfolio paid foreign taxes of $1,404,465 and earned $4,354,655 of foreign source income during the year ended December 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the International Portfolio designates $0.02 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Variable Series I (the "Trust") was held on March 14, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of the Trust, voting together:

1. To elect Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
Trustee	For	Withheld
Henry P. Becton, Jr.	261,689,642	11,958,451
Linda C. Coughlin	261,685,614	11,962,479
Dawn-Marie Driscoll	261,750,481	11,897,612
Edgar R. Fiedler	261,693,681	11,954,412
Keith R. Fox	261,764,094	11,883,999
Joan Edelman Spero	261,406,760	12,242,333
Jean Gleason Stromberg	261,603,472	12,044,621
Jean C. Tempel	261,729,906	11,918,187
Steven Zaleznick	261,620,746	12,027,347

The following matter was voted upon by the shareholders of each series, voting separately:

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each series for the current fiscal year.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
Balanced Portfolio	11,892,874	568,078	211,552
Bond Portfolio	12,577,695	176,271	344,372
Capital Growth Portfolio	44,947,417	485,355	861,492
Global Discovery Portfolio	13,710,895	142,795	436,501
Growth and Income Portfolio	15,858,828	199,062	591,272
International Portfolio	46,842,120	2,225,143	1,219,234
Money Market Portfolio	112,615,035	158,017	2,519,594
21st Century Growth Portfolio	3,502,738	29,049	118,127

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	2001 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	2001 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2001 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2001 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2001 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	2001 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin* (49)
Trustee and President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick** (47)
Trustee	2001 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

* Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
** Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until the first meeting of the Trustees in each calendar year and until his or her successor is duly elected and qualified; all other officers hold offices as the Trustees permit in accordance with the By-Laws of the fund.

Officers
Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)	President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)	Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
Irene T. Cheng (47)	Vice President	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Peter Chin (59)	Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Fenger (42)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Gadsden (46)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
James E. Masur (41)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Kathleen T. Millard (41)	Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
Gerald T. Moran (62)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Frank J. Rachwalski, Jr. (56)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard Schneider (44)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)	Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)	Vice President and Assistant Secretary	1985 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)	Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)	Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)	Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)	Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)